UNITED
                         FUNDS, INC.
                            United Bond Fund
                            United Income Fund
                            United Accumulative Fund
                            United Science and Technology Fund

                         ANNUAL
                         REPORT
                         -------------------------------------------
                         For the fiscal year ended December 31, 1996

     UNITED BOND FUND
     MANAGER'S LETTER
     DECEMBER 31, 1996
     ---------------------------------------------------------------------------

     Dear Shareholder:

          This report relates to the operation of the United Bond Fund for the fiscal year ended December 31, 1996. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

          Fluctuating interest rates throughout much of 1996 had a significant impact on the fixed income market. Although rates were generally only slightly higher at the end of the year than they were at the beginning, interest rate volatility had varying effects on different sectors of the fixed income market. Various domestic political events during 1996 played important roles in the interest rate volatility, including the presidential election, welfare reform legislation and tax reform proposals. Interest rates were also affected during the latter part of the year by foreign investment in U.S. markets and a rise in the value of the U.S. dollar relative to the currency of Japan, Germany and other industrialized nations.

          During 1996, we maintained investment strategies implemented during the prior year designed to respond to prevailing interest rate volatility. The Fund's portfolio included exposure to a variety of bonds that may be sold back to the issuer prior to maturity at par value. Yields of these bonds tend to be lower than bonds that do not have the _put_ feature, but their prices typically react more favorably to changing interest rates. To balance the effects of these lower yielding bonds, we maintained a material position in higher yielding corporate bonds.

          The strategies and techniques we applied during the year resulted in the Fund outperforming the indexes charted on the following page. Those indexes reflect the performance of securities that generally represent the bond market (the Lehman Brothers Government/Corporate Bond Index or LBGCBI) and the universe of funds with similar objectives (the Lipper Corporate Debt Funds A-Rated Universe Average).

          In 1997, we expect the volatility in the fixed income market to continue. Declining federal budget deficits and a conservative fiscal outlook at the federal level point towards increased national savings and a continuing revaluation of financial assets. Internationally, free market initiatives should provide increased economic opportunities worldwide for market penetration. We anticipate moderate economic growth and relatively low inflation during 1997. We expect to continue our present strategies in light of the projected market volatility and to search for investments in companies with strong credit experience.

          Thank you very much for your continued support and confidence.

     Respectfully,
     James C. Cusser
     Manager, United Bond Fund

               Comparison of Change in Value of $10,000 Investment in
                          United Bond Fund, Class A Shares,
                The Lehman Brothers Government/Corporate Bond Index,
            and The Lipper Corporate Debt Funds A-Rated Universe Average

                                                 Lehman         Lipper
                                  United       Brothers      Corporate
                                    Bond    Government/     Debt Funds
                                    Fund      Corporate        A-Rated
                                 Class A           Bond       Universe
                                  Shares          Index        Average
                                  ------    -----------     ----------
          12/31/86  Purchase       9,425         10,000         10,000
          12/31/87                 9,849         10,230         10,143
          12/31/88                10,735         11,007         10,882
          12/31/89                11,873         12,573         12,236
          12/31/90                12,377         13,616         13,059
          12/31/91                14,701         15,811         15,215
          12/31/92                15,805         17,008         16,315
          12/31/93                17,889         18,890         18,144
          12/31/94                16,860         18,226         17,303
          12/31/95                20,317         21,733         20,478
          12/31/96                20,967         22,365         20,987

     +++++ United Bond Fund, Class A Shares* -- $20,967
     ----- Lehman Bros Gov't/Corp Bond Index -- $22,365
     ===== Lipper Corporate Debt Funds A-Rated Universe Average -- $20,987

     *The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

              Average Annual Total Return +
                         Class A++  Class Y
              -----------------------------

     Year Ended
        12/31/96        -2.74%      3.35%
     5 Years Ended
        12/31/96         6.09%      N/A
     10 Years Ended
        12/31/96         7.68%      N/A
     Life of Class Y +++ N/A        6.52%

       + Total return for the Class Y shares may be greater than that of the Class A shares because the Fund's Class Y shares are not subject to a sales load or 12b-1 fees.
      ++ Performance data quoted represents past performance and is based on deduction of a 5.75% sales load on the initial purchase in each of the three periods. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
     +++ 6/19/95 (the date on which Fund Class Y shares were first acquired by shareholders) through 12/31/96.

     Past performance is not predictive of future performance. Indexes are unmanaged.

     SHAREHOLDER SUMMARY
     ----------------------------------------------------------------------
     UNITED BOND FUND

     PORTFOLIO STRATEGY:
     Corporate and government   OBJECTIVE:   Reasonable return with emphasis on
       bonds                                 the preservation of principal.
     Maximum 10% Non-Debt
       Securities                STRATEGY:   Invests in bonds issued by
                                             companies in a variety of
                                             industries and in government
                                             securities.  (May purchase
                                             securities subject to repurchase
                                             agreements.  May invest in certain
                                             options and futures.)

                                  FOUNDED:   1964

             SCHEDULED DIVIDEND FREQUENCY:   MONTHLY

     PERFORMANCE SUMMARY -- Class A Shares

             PER SHARE DATA
     For the Fiscal Year Ended December 31, 1996
     -------------------------------------------

     DIVIDENDS PAID                   $0.39
                                      =====

     NET ASSET VALUE ON
       12/31/96                       $6.14
       12/31/95                        6.34
                                      -----
     CHANGE PER SHARE                $(0.20)
                                      =====



     Past performance is not necessarily an indication of future results.



     TOTAL RETURN HISTORY

                                            Average Annual Total Return
                                            ---------------------------
                                                With         Without
     Period                                 Sales Load*    Sales Load**
     ------                                 -----------    ------------
      1-year period ended 12-31-96              -2.74%          3.20%
      5-year period ended 12-31-96               6.09%          7.35%
     10-year period ended 12-31-96               7.68%          8.32%

      *Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

     **Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

     Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

     PORTFOLIO HIGHLIGHTS

     On December 31, 1996, United Bond Fund had net assets totaling $530,652,411 invested in a diversified portfolio of:

        95.61% Bonds
         4.39% Cash and Cash Equivalents




     As a shareholder of United Bond Fund, for every $100 you had invested on December 31, 1996, your Fund owned:

     Bonds:
      Corporate                 $66.55
      U.S. Government            23.79
      Other Government            5.27
     Cash and Cash Equivalents    4.39


     Not all holdings will be represented in the portfolio at all times.

     THE INVESTMENTS OF UNITED BOND FUND
     DECEMBER 31, 1996

                                                Principal
                                                Amount in
                                                Thousands        Value

     CORPORATE DEBT SECURITIES
     Amusement and Recreation Services - 1.97%
      MGM Grand Hotel Finance Corp.,
        11.75%, 5-1-99 ........................   $10,000   $ 10,437,500

     Chemicals and Allied Products - 4.26%
      Dow Capital BV,
        9.0%, 5-15-2010 .......................     5,000      5,729,700
      Dow Chemical Company (The),
        8.55%, 10-15-2009 .....................     5,000      5,569,200
      Procter & Gamble Company (The),
        8.0%, 9-1-2024 ........................    10,000     11,325,100
        Total .................................               22,624,000

     Communication - 7.99%
      Bell Telephone Company of Pennsylvania (The),
        8.35%, 12-15-2030 .....................     5,000      5,875,700
      BellSouth Telecommunications, Inc.,
        5.85%, 11-15-2045 .....................     3,000      2,954,790
      Cablevision Industries Corporation,
        9.25%, 4-1-2008 .......................     5,000      5,303,050
      Centel Capital Corporation,
        9.0%, 10-15-2019 ......................     5,585      6,619,007
      Continental Cablevision, Inc.,
        8.5%, 9-15-2001 .......................     5,000      5,327,350
      Infinity Broadcasting Corporation,
        10.375%, 3-15-2002 ....................     1,750      1,846,250
      Jones Intercable, Inc.,
        9.625%, 3-15-2002 .....................     2,500      2,625,000
      Tele-Communications, Inc.,
        6.58%, 2-15-2005 ......................     7,500      7,756,575
      Turner Broadcasting System, Inc.,
        8.375%, 7-1-2013 ......................     4,000      4,083,240
        Total .................................               42,390,962

     Depository Institutions - 9.79%
      AmSouth Bancorporation,
        6.75%, 11-1-2025 ......................     6,000      5,912,520
      Chevy Chase Savings Bank, F.S.B.,
        9.25%, 12-1-2005 ......................     1,500      1,530,000
      Deutsche Bank Financial Inc.,
        6.7%, 12-13-2006 ......................     4,250      4,170,780
      J.P. Morgan & Co. Incorporated,
        7.54%, 1-15-2027 ......................     4,250      4,153,483
      Kansallis-Osake-Pankki,
        10.0%, 5-1-2002 .......................     6,000      6,809,400
      NBD Bank, National Association,
        8.25%, 11-1-2024 ......................     6,000      6,757,140
      NationsBank Corporation,
        8.57%, 11-15-2024 .....................     5,000      5,722,550
                  See Notes to Schedules of Investments on page 39.

     THE INVESTMENTS OF UNITED BOND FUND
     DECEMBER 31, 1996

                                                Principal
                                                Amount in
                                                Thousands        Value

     CORPORATE DEBT SECURITIES (CONTINUED)
     Depository Institutions (Continued)
      Riggs National Corporation,
        8.5%, 2-1-2006 ........................   $ 5,000   $  5,225,000
      SouthTrust Bank of Alabama, N.A.:
        5.58%, 2-6-2006 .......................     4,500      4,350,060
        7.69%, 5-15-2025 ......................     5,000      5,282,150
      Sovereign Bancorp, Inc.,
        8.0%, 3-15-2003 .......................     2,000      2,027,500
        Total .................................               51,940,583

     Electric, Gas and Sanitary Services - 2.01%
      Arkla, Inc.,
        10.0%, 11-15-2019 .....................     8,000      8,911,680
      El Paso Electric Company,
        7.25%, 2-1-99 .........................     1,750      1,745,695
        Total .................................               10,657,375

     Fabricated Metal Products - 0.58%
      Mark IV Industries, Inc.,
        8.75%, 4-1-2003 .......................     3,000      3,090,000

     Food and Kindred Products - 4.31%
      Coca-Cola Enterprises Inc.:
        0.0%, 6-20-2020 .......................    60,000     11,680,200
        6.7%, 10-15-2036 ......................     5,000      5,046,000
      Nabisco, Inc.,
        6.8%, 9-1-2001 ........................     6,000      6,133,200
        Total .................................               22,859,400

     General Building Contractors - 0.78%
      Del Webb Corporation,
        10.875%, 3-31-2000 ....................     4,000      4,120,000

     Health Services - 0.99%
      Tenet Healthcare Corporation,
        8.625%, 12-1-2003 .....................     5,000      5,275,000

     Hotels and Other Lodging Places - 1.77%
      Marriott International, Inc.,
        7.875%, 4-15-2005 .....................     5,000      5,193,550
      RHG Finance Corporation,
        8.875%, 10-1-2005 .....................     4,000      4,228,480
        Total .................................                9,422,030

     Industrial Machinery and Equipment - 0.62%
      Joy Technologies Inc.,
        10.25%, 9-1-2003 ......................     3,000      3,307,500


                  See Notes to Schedules of Investments on page 39.

     THE INVESTMENTS OF UNITED BOND FUND
     DECEMBER 31, 1996

                                                Principal
                                                Amount in
                                                Thousands        Value

     CORPORATE DEBT SECURITIES (CONTINUED)
     Insurance Carriers - 1.42%
      Penn Central Corporation (The),
        10.625%, 4-15-2000 ....................   $ 4,000   $  4,423,120
      Reliance Group Holdings, Inc.,
        9.0%, 11-15-2000 ......................     3,000      3,090,000
        Total .................................                7,513,120

     Lumber and Wood Products - 0.40%
      Doman Industries Limited,
        8.75%, 3-15-2004 ......................     2,250      2,103,750

     Metal Mining - 0.93%
      Noranda Inc.,
        7.0%, 7-15-2005 .......................     5,000      4,936,300

     Nondepository Institutions - 15.06%
      Associates Corporation of North America,
        7.95%, 2-15-2010 ......................     7,250      7,937,082
      Banc One Credit Card Master Trust,
        Series 1994-B, Class A,
        7.55%, 12-15-99 .......................     5,000      5,071,850
      Chrysler Financial Corporation,
        12.75%, 11-1-99 .......................     9,000     10,419,930
      Countrywide Mortgage Backed Securities,
        Inc.,
        6.5%, 4-25-2024 .......................    10,000      9,752,300
      DLJ Mortgage Acceptance Corp.,
        6.5%, 4-25-2024 .......................     4,802      4,566,403
      Equicon Loan Trust,
        7.3%, 2-18-2013 .......................     4,571      4,509,447
      General Electric Capital Corporation,
        8.3%, 9-20-2009 .......................     8,000      8,920,320
      General Motors Acceptance Corporation,
        8.875%, 6-1-2010 ......................    10,000     11,572,200
      Residential Asset Securities Corporation,
        Mortgage Pass-Through Certificates,
        1995-KS3 Class D,
        8.0%, 10-25-2024 ......................     4,000      4,031,640
      Residential Funding Mortgage
        Securities, Inc.,
        8.0%, 8-25-2020 .......................     8,224      8,244,742
      WFS Financial 1996-B Owner Trust, Class A-2,
        6.2%, 5-20-99 .........................     4,884      4,898,600
        Total .................................               79,924,514


                  See Notes to Schedules of Investments on page 39.

     THE INVESTMENTS OF UNITED BOND FUND
     DECEMBER 31, 1996

                                                Principal
                                                Amount in
                                                Thousands        Value

     CORPORATE DEBT SECURITIES (CONTINUED)
     Oil and Gas Extraction - 3.70%
      Anadarko Petroleum Corporation,
        7.25%, 3-15-2025 ......................   $ 5,000   $  5,181,650
      Oryx Energy Company:
        10.0%, 4-1-2001 .......................     3,500      3,841,915
        8.375%, 7-15-2004 .....................     3,500      3,631,355
      Seagull Energy Corporation,
        7.875%, 8-1-2003 ......................     1,250      1,260,937
      Union Texas Petroleum Holdings, Inc.,
        8.25%, 11-15-99 .......................     2,250      2,319,998
      YPF Sociedad Anoima,
        8.0%, 2-15-2004 .......................     3,500      3,377,500
        Total .................................               19,613,355

     Paper and Allied Products - 1.26%
      Boise Cascade Office Products Corporation,
        9.875%, 2-15-2001 .....................     2,500      2,646,975
      Canadian Pacific Forest Products Ltd.,
        9.25%, 6-15-2002 ......................     4,000      4,063,920
        Total .................................                6,710,895

     Petroleum and Coal Products - 1.06%
      Coastal Corporation (The),
        10.375%, 10-1-2000 ....................     5,000      5,612,450

     Printing and Publishing - 1.81%
      News America Holdings Incorporated,
        9.125%, 10-15-99 ......................     5,000      5,335,200
      Viacom International Inc.:
        9.125%, 8-15-99 .......................     1,500      1,533,750
        10.25%, 9-15-2001 .....................     2,500      2,725,000
        Total .................................                9,593,950

     Stone, Clay and Glass Products - 1.57%
      Owens-Corning Fiberglas Corporation,
        8.875%, 6-1-2002 ......................     5,000      5,421,950
      USG Corporation:
        9.25%, 9-15-2001 ......................     2,000      2,130,000
        8.5%, 8-1-2005 ........................       750        783,750
        Total .................................                8,335,700

     Transportation Equipment - 1.75%
      General Motors Corporation,
        8.8%, 3-1-2021 ........................     3,250      3,704,383
      McDonnell Douglas Corporation,
        9.25%, 4-1-2002 .......................     5,000      5,584,500
        Total .................................                9,288,883


                  See Notes to Schedules of Investments on page 39.

     THE INVESTMENTS OF UNITED BOND FUND
     DECEMBER 31, 1996

                                                Principal
                                                Amount in
                                                Thousands        Value

     CORPORATE DEBT SECURITIES (CONTINUED)
     Wholesale Trade -- Durable Goods- 2.52%
      Fisher Scientific International Inc.,
        7.125%, 12-15-2005 ....................   $ 3,500   $  3,443,860
      Motorola, Inc.,
        8.4%, 8-15-2031 .......................     8,500      9,956,815
        Total .................................               13,400,675

     TOTAL CORPORATE DEBT SECURITIES - 66.55%               $353,157,942
      (Cost: $345,970,426)

     OTHER GOVERNMENT SECURITIES
     Canada - 4.19%
      Hydro Quebec:
        8.05%, 7-7-2024 .......................    10,000     10,995,200
        7.4%, 3-28-2025 .......................     5,000      5,592,200
      Province of Nova Scotia,
        8.25%, 11-15-2019 .....................     5,000      5,661,350
        Total .................................               22,248,750

     Supranational - 1.08%
      Inter-American Development Bank,
        8.4%, 9-1-2009 ........................     5,000      5,706,650

     TOTAL OTHER GOVERNMENT SECURITIES - 5.27%              $ 27,955,400
      (Cost: $26,104,636)

     UNITED STATES GOVERNMENT SECURITIES
      Federal Home Loan Mortgage Corporation:
        6.83%, 7-3-2002 .......................     4,500      4,473,270
        7.5%, 2-15-2007 .......................    10,000     10,240,600
        7.5%, 11-15-2017 ......................    10,000     10,231,200
        7.5%, 4-15-2019 .......................    12,741     12,486,130
        7.95%, 12-15-2020 .....................     9,000      9,210,870
      Federal National Mortgage Association:
        7.09%, 4-1-2004 .......................     4,500      4,459,230
        7.0%, 7-25-2006 .......................    10,000     10,100,000
        7.5%, 9-1-2009 ........................     4,242      4,300,130
        7.0%, 8-25-2021 .......................    10,000      9,828,100
      Government National Mortgage Association:
        7.5%, 7-15-2023 .......................     6,504      6,545,750
        7.5%, 12-15-2023 ......................     5,559      5,594,786
        8.0%, 9-15-2025 .......................     9,726     10,051,343
        7.75%, 10-15-2031 .....................     1,998      2,023,848


                  See Notes to Schedules of Investments on page 39.

     THE INVESTMENTS OF UNITED BOND FUND
     DECEMBER 31, 1996

                                                Principal
                                                Amount in
                                                Thousands        Value

     UNITED STATES GOVERNMENT SECURITIES (Continued)
      Tennessee Valley Authority,
        5.98%, 4-1-2036 .......................   $ 5,000   $  5,078,200
      United States Treasury:
        5.5%, 2-28-99 .........................    10,000      9,915,600
        6.75%, 5-31-99 ........................     4,000      4,068,120
        0.0%, 5-15-2007 .......................    15,000      7,658,850

     TOTAL UNITED STATES GOVERNMENT
      SECURITIES - 23.79%                                   $126,266,027
      (Cost: $125,180,107)

     TOTAL SHORT-TERM SECURITIES - 3.45%                    $ 18,289,860
      (Cost: $18,289,860)

     TOTAL INVESTMENT SECURITIES - 99.06%                   $525,669,229
      (Cost: $515,545,029)

     CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.94%         4,983,182

     NET ASSETS - 100.00%                                   $530,652,411


                  See Notes to Schedules of Investments on page 39.

     UNITED INCOME FUND
     MANAGER'S LETTER
     ---------------------------------------------------------------------------
     DECEMBER 31, 1996


     Dear Shareholder:

          This report relates to the operation of the United Income Fund for the fiscal year ended December 31, 1996. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

          In 1996, the U.S. economy was characterized by modest and uneven growth. While the major market indexes experienced significant advances in 1996, the gains were largely attributable to a limited number of well-capitalized companies that are heavily weighted in the indexes. A relatively small group of stocks in the technology sector enjoyed above-average performance, while cyclical issues generally experienced poor returns.

          The Fund maintained a management style during the past fiscal year consistent with prior years. During 1996, the Fund invested in companies in the technology industry which tend to have better prospects for growth in a slowing economy. Notably, the Fund stressed issues of selected companies with innovative products for improving corporate communications and networking.

          The strategies and techniques we applied resulted in the direction of the Fund's performance remaining fairly consistent with that of the indexes charted on the following page. Those indexes reflect the performance of securities that generally represent the stock market (the S&P 500 Index) and the universe of funds with similar investment objectives (the Lipper Equity Income Fund Universe Average).

          We anticipate that economic growth in 1997 will be moderate, but possibly stronger than that experienced during the past two years. As a result, we expect to invest in cyclical stocks and continue to search for attractive investment opportunities in companies with prospects for sustained growth.

          Thank you very much for your continued support and confidence.

     Respectfully,
     Russell E. Thompson
     Manager, United Income Fund

               Comparison of Change in Value of $10,000 Investment in
                         United Income Fund, Class A Shares,
                                 The S&P 500 Index,
                 and The Lipper Equity Income Fund Universe Average

                                                                Lipper
                                  United                        Equity
                                  Income                        Income
                                    Fund            S&P           Fund
                                 Class A            500       Universe
                                  Shares          Index        Average
                               ---------      ---------      ---------
          12/31/86  Purchase       9,425         10,000         10,000
          12/31/87                10,100         10,525          9,796
          12/31/88                12,103         12,273         11,146
          12/31/89                15,430         16,163         13,432
          12/31/90                14,590         15,661         12,590
          12/31/91                18,913         20,432         15,906
          12/31/92                21,175         21,990         17,398
          12/31/93                24,574         24,205         19,794
          12/31/94                24,130         24,525         19,293
          12/31/95                31,275         33,741         25,041
          12/31/96                37,647         41,489         29,690

     ----- United Income Fund, Class A Shares* -- $37,647
     +++++ S&P 500 Index  -- $41,489
     ===== Lipper Equity Income Fund Universe Average -- $29,690

     *The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

              Annual Average Total Return +
                         Class A++  Class Y
              -----------------------------

     Year Ended
        12/31/96         13.44%     20.53%
     5 Years Ended
        12/31/96         13.40%     N/A
     10 Years Ended
        12/31/96         14.17%     N/A
     Life of Class Y +++ N/A        19.04%

       + Total return for the Class Y shares may be greater than that of the Class A shares because the Fund's Class Y shares are not subject to a sales load or 12b-1 fees.
      ++ Performance data quoted represents past performance and is based on deduction of a 5.75% sales load on the initial purchase in each of the three periods. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
     +++ 6/19/95 (the date on which Fund Class Y shares were first acquired by shareholders) through 12/31/96.

     Past performance is not predictive of future performance. Indexes are unmanaged.

     SHAREHOLDER SUMMARY
     -----------------------------------------------------------------
     UNITED INCOME FUND

     PORTFOLIO STRATEGY:
     Investment quality         OBJECTIVE:   Maintenance of current income,
      dividend-paying                        subject to changing market
       common stocks                         conditions.

     Cash Reserves               STRATEGY:   Invests principally in common
                                             stocks of companies which have the
                                             potential for capital growth or
                                             which may be expected to resist
                                             market decline.  (May purchase
                                             securities subject to repurchase
                                             agreements.  May invest in certain
                                             options and futures.)

                                             The use of cash reserves (often
                                             invested in money market
                                             securities) for defensive purposes
                                             is a strategy that may be utilized
                                             by the Income Fund from time to
                                             time.

                                             Moving into cash reserve positions
                                             at times thought to be near a major
                                             stock market peak allows the Fund
                                             the opportunity to capture profits
                                             and attempts to cushion the impact
                                             of market declines.  The added
                                             flexibility provided by our CASH
                                             RESERVES STRATEGY has from time to
                                             time been an important element in
                                             our past success and, when deemed
                                             appropriate, may be used in the
                                             management of the portfolio in the
                                             future.

                                  FOUNDED:   1940

             SCHEDULED DIVIDEND FREQUENCY:   QUARTERLY
                                             (MARCH, JUNE, SEPTEMBER, DECEMBER)

     PERFORMANCE SUMMARY -- Class A Shares

             PER SHARE DATA
     For the Fiscal Year Ended December 31, 1996
     --------------------------------------

     DIVIDENDS PAID                   $0.32
                                      =====

     CAPITAL GAINS DISTRIBUTION       $1.59
                                      =====

     NET ASSET VALUE ON
     12/31/96     $32.91 adjusted to:$34.50(A)
     12/31/95                         28.96
                                     ------
     CHANGE PER SHARE                 $5.54
                                     ======

     (A)This number includes the capital gains distribution of $1.59 paid in December 1996 added to the actual net asset value on December 31, 1996.


     Past performance is not necessarily an indication of future results.


     TOTAL RETURN HISTORY

                                            Average Annual Total Return
                                            ---------------------------
                                                With         Without
     Period                                 Sales Load*    Sales Load**
     ------                                 -----------    ------------
      1-year period ended 12-31-96              13.44%         20.36%
      5-year period ended 12-31-96              13.40%         14.76%
     10-year period ended 12-31-96              14.17%         14.85%

      *Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

     **Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

     Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

     PORTFOLIO HIGHLIGHTS

     On December 31, 1996, United Income Fund had net assets totaling $5,001,763,313 invested in a diversified portfolio of:

        95.12% Common Stocks
         2.44% U.S. Government Securities
         2.00% Cash and Cash Equivalents
         0.44% Corporate Debt Securities




     As a shareholder of United Income Fund, for every $100 you had invested on December 31, 1996, your Fund owned:

      $59.12  Manufacturing Stocks
       10.16  Wholesale and Retail Trade Stocks
        8.59  Services Stocks
        8.08  Finance, Insurance and Real Estate Stocks
        5.90 Transportation, Communication, Electric, Gas and Sanitary Services Stocks
        2.44  United States Government Securities
        2.00  Cash and Cash Equivalents
        1.51  Contract Construction Stocks
        1.32  Agriculture, Forestry and Fisheries Stocks
        0.44  Corporate Debt Securities
        0.44  Miscellaneous Investing Institutions Stocks

     Not all holdings will be represented in the portfolio at all times.

     THE INVESTMENTS OF UNITED INCOME FUND
     DECEMBER 31, 1996

                                                   Shares          Value

     COMMON STOCKS
     Apparel and Accessory Stores - 1.21%
      Gap, Inc. (The)  ........................ 2,000,000 $   60,250,000

     Apparel and Other Textile Products - 0.54%
      Tommy Hilfiger Corporation*  ............   560,000     26,880,000

     Building Materials and Garden Supplies - 0.77%
      Home Depot, Inc. (The)  .................   765,000     38,345,625

     Business Services - 4.80%
      Computer Associates International, Inc.     562,500     27,984,375
      Electronic Data Systems Corporation  .... 1,081,000     46,753,250
      Manpower Inc.  ..........................   147,400      4,790,500
      Microsoft Corporation*  .................   800,000     66,149,600
      Oracle Systems Corporation*  ............ 1,650,000     68,783,550
      3Com Corporation*  ......................   350,000     25,659,200
        Total .................................              240,120,475

     Chemicals and Allied Products - 16.57%
      ABB AG (A)  .............................    25,000     31,102,892
      Abbott Laboratories  .................... 1,100,000     55,825,000
      Air Products and Chemicals, Inc.  ....... 1,150,000     79,493,750
      Amgen Inc.*  ............................   400,000     21,774,800
      Astra AB, Class A (A)  ..................   600,000     29,445,172
      BetzDearborn Inc.  ......................   320,000     18,720,000
      Colgate-Palmolive Company  ..............   600,000     55,350,000
      Dow Chemical Company (The)  .............   575,000     45,065,625
      du Pont (E.I.) de Nemours and Company  .. 1,000,000     94,375,000
      IMC Global, Inc.  .......................   600,000     23,475,000
      Lilly (Eli) and Company  ................   300,000     21,900,000
      Merck & Co., Inc.  ......................   700,000     55,475,000
      PPG Industries, Inc.  ................... 1,250,000     70,156,250
      Pfizer Inc.  ............................   650,000     53,868,750
      Praxair, Inc.  .......................... 1,000,000     46,125,000
      Procter & Gamble Company (The)  .........   600,000     64,500,000
      Union Carbide Corporation  ..............   875,000     35,765,625
      Warner-Lambert Company  .................   350,000     26,250,000
        Total .................................              828,667,864


                  See Notes to Schedules of Investments on page 39.

     THE INVESTMENTS OF UNITED INCOME FUND
     DECEMBER 31, 1996

                                                   Shares        Value

     COMMON STOCKS (Continued)
     Communication - 2.14%
      AT&T Corporation  .......................   500,000 $   21,750,000
      MCI Communications Corporation  ......... 1,875,000     61,288,125
      SBC Communications Inc.  ................   460,000     23,805,000
        Total .................................              106,843,125

     Depository Institutions - 4.67%
      BankAmerica Corporation  ................   475,000     47,381,250
      Chase Manhattan Corporation (The)  ......   525,000     46,856,250
      Citicorp  ...............................   550,000     56,650,000
      First Bank System, Inc.  ................   500,000     34,125,000
      Grupo Financiero Bancomer, S.A. de
        C.V., B, CPO Shares (A)* .............. 2,000,000        800,305
      Norwest Corporation  .................... 1,100,000     47,850,000
        Total .................................              233,662,805

     Electric, Gas and Sanitary Services - 0.39%
      WMX Technologies, Inc.  .................   600,000     19,575,000

     Electronic and Other Electric Equipment - 11.54%
      AMP Incorporated  ....................... 1,100,000     42,212,500
      Analog Devices, Inc.*  .................. 1,230,000     41,666,250
      Duracell International Inc.  ............ 1,000,000     69,875,000
      Emerson Electric Co.  ...................   400,000     38,700,000
      General Electric Company  ............... 1,200,000    118,650,000
      Intel Corporation  ...................... 1,530,000    200,333,610
      Nokia Corporation, Series A (A)  ........   760,000     44,123,164
      TRINOVA Corporation  ....................   600,000     21,825,000
        Total .................................              577,385,524

     Engineering and Management Services - 0.50%
      Fluor Corporation  ......................   400,000     25,100,000

     Food and Kindred Products - 1.94%
      CPC International Inc.  .................   500,000     38,750,000
      PepsiCo, Inc.  .......................... 2,000,000     58,500,000
        Total .................................               97,250,000

     Food Stores - 0.49%
      Kroger Co. (The)  .......................   525,000     24,412,500

     Forestry - 1.32%
      Georgia-Pacific Corporation  ............   425,000     30,600,000
      Weyerhaeuser Company  ...................   750,000     35,531,250
        Total .................................               66,131,250


                  See Notes to Schedules of Investments on page 39.

     THE INVESTMENTS OF UNITED INCOME FUND
     DECEMBER 31, 1996

                                                   Shares        Value

     COMMON STOCKS (Continued)
     Furniture and Home Furnishings Stores - 0.96%
      Circuit City Stores, Inc.  .............. 1,600,000  $  48,200,000

     General Merchandise Stores - 3.82%
      Cifra, S.A. de C.V., Series C (A)*  ..... 8,000,000      9,756,098
      Dayton Hudson Corporation  ..............   949,800     37,279,650
      Kmart Corporation*  ..................... 4,000,000     41,500,000
      May Department Stores Company (The)  .... 1,000,000     46,750,000
      Penney (J.C.) Company, Inc.  ............   676,000     32,955,000
      Wal-Mart Stores, Inc.  .................. 1,000,000     22,875,000
        Total .................................              191,115,748

     Health Services - 1.41%
      Columbia/HCA Healthcare Corporation  .... 1,192,500     48,594,375
      Tenet Healthcare Corporation*  .......... 1,000,000     21,875,000
        Total .................................               70,469,375

     Heavy Construction, Excluding Building - 0.30%
      Foster Wheeler Corporation  .............   400,000     14,850,000

     Holding and Other Investment Offices - 0.44%
      Grupo Financiero Banamex Accival,
        S.A. de C.V., L (A)* ..................   749,775      1,424,877
      Grupo Financiero Banamex Accival,
        S.A. de C.V., B, CPO shares (A)*....... 9,800,000     20,690,549
        Total .................................               22,115,426

     Hotels and Other Lodging Places - 0.91%
      ITT Corporation*  ....................... 1,050,204     45,552,598

     Industrial Machinery and Equipment - 13.63%
      Applied Materials, Inc.*  ............... 1,730,000     62,171,010
      Case Corporation  ....................... 1,214,600     66,195,700
      Caterpillar Inc.  ....................... 1,400,000    105,350,000
      cisco Systems, Inc.*  ................... 1,730,000    110,178,510
      Compaq Computer Corporation*  ...........   350,000     25,987,500
      Deere & Company  ........................ 2,055,000     83,484,375
      Eaton Corporation  ......................   500,000     34,875,000
      Harnischfeger Industries, Inc.  .........   600,000     28,875,000
      Hewlett-Packard Company  ................   850,000     42,712,500
      Ingersoll-Rand Company  .................   400,000     17,800,000
      Mannesmann AG (A)  ......................    65,000     28,180,046
      Parker Hannifin Corporation  ............   600,000     23,250,000
      United Technologies Corporation  ........   800,000     52,800,000
        Total .................................              681,859,641


                  See Notes to Schedules of Investments on page 39.

     THE INVESTMENTS OF UNITED INCOME FUND
     DECEMBER 31, 1996

                                                   Shares        Value

     COMMON STOCKS (Continued)
     Instruments and Related Products - 1.58%
      General Motors Corporation, Class H  ....   176,100 $    9,905,625
      Guidant Corporation  ....................   260,000     14,820,000
      Medtronic, Inc.  ........................   800,000     54,400,000
        Total .................................               79,125,625

     Insurance Carriers - 0.52%
      Aetna Life & Casualty Company  ..........   325,000     26,000,000

     Miscellaneous Manufacturing Industries - 1.25%
      Armstrong World Industries, Inc.  .......   900,000     62,550,000

     Motion Pictures - 0.97%
      Walt Disney Company (The)  ..............   700,000     48,737,500

     Nondepository Institutions - 2.89%
      Federal Home Loan Mortgage Corporation  .   700,000     77,087,500
      Federal National Mortgage Association  .. 1,805,800     67,266,050
        Total .................................              144,353,550

     Paper and Allied Products - 1.88%
      Champion International Corporation  .....   500,000     21,625,000
      International Paper Company  ............ 1,200,000     48,450,000
      Union Camp Corporation  .................   500,000     23,875,000
        Total .................................               93,950,000

     Petroleum and Coal Products - 2.04%
      Mobil Corporation  ......................   400,000     48,900,000
      Royal Dutch Petroleum Company  ..........   300,000     51,225,000
      Tosco Corporation  ......................    25,000      1,978,125
        Total .................................              102,103,125

     Primary Metal Industries - 1.13%
      Aluminum Company of America  ............   650,000     41,437,500
      Nucor Corporation  ......................   300,000     15,300,000
        Total .................................               56,737,500

     Railroad Transportation - 0.60%
      Union Pacific Corporation  ..............   500,000     30,062,500

     Rubber and Miscellaneous Plastics Products - 1.03%
      Goodyear Tire & Rubber Company (The)  ... 1,000,000     51,375,000

     Special Trade Contractors - 1.21%
      Telefonaktiebolaget LM Ericsson,
        Class B, ADR  ......................... 2,000,000     60,374,000


                  See Notes to Schedules of Investments on page 39.

     THE INVESTMENTS OF UNITED INCOME FUND
     DECEMBER 31, 1996

                                                   Shares        Value

     COMMON STOCKS (Continued)
     Transportation By Air - 2.77%
      AMR Corporation*  .......................   400,000 $   35,250,000
      Southwest Airlines Co.  ................. 1,600,000     35,400,000
      USAir Group, Inc.*  ..................... 2,900,000     67,787,500
        Total .................................              138,437,500

     Transportation Equipment - 5.99%
      AlliedSignal Inc.  ......................   700,000     46,900,000
      Boeing Company (The)  ...................   635,000     67,548,125
      Chrysler Corporation  ................... 2,200,000     72,600,000
      Dana Corporation  .......................   760,000     24,795,000
      Ford Motor Company  ..................... 1,000,000     31,875,000
      General Motors Corporation  ............. 1,000,000     55,750,000
        Total .................................              299,468,125

     Wholesale Trade -- Durable Goods - 0.89%
      Motorola, Inc.  .........................   725,000     44,496,875

     Wholesale Trade -- Nondurable Goods - 2.02%
      Gillette Company (The)  ................. 1,000,000     77,750,000
      Safeway Inc.*  ..........................   550,000     23,512,500
        Total .................................              101,262,500

     TOTAL COMMON STOCKS - 95.12%                         $4,757,820,756
      (Cost: $2,671,018,401)

                                                Principal
                                                Amount in
                                                Thousands

     CORPORATE DEBT SECURITIES
     Depository Institutions - 0.21%
      Morgan Guaranty Trust Company of New York,
        7.375%, 2-1-2002 ......................   $10,250     10,568,672

     Nondepository Institutions - 0.23%
      General Electric Capital Corporation,
        8.3%, 9-20-2009 .......................    10,000     11,150,400

     TOTAL CORPORATE DEBT SECURITIES - 0.44%              $   21,719,072
      (Cost: $19,957,223)


                  See Notes to Schedules of Investments on page 39.

     THE INVESTMENTS OF UNITED INCOME FUND
     DECEMBER 31, 1996

                                                Principal
                                                Amount in
                                                Thousands          Value

     UNITED STATES GOVERNMENT SECURITIES
      United States Treasury:
        6.75%, 4-30-2000 ......................   $37,000 $   37,699,670
        5.75%, 8-15-2003 ......................    50,000     48,500,000
        10.375%, 11-15-2012 ...................     8,500     10,946,385
        9.0%, 11-15-2018 ......................    20,000     25,096,800

     TOTAL UNITED STATES GOVERNMENT
      SECURITIES - 2.44%                                  $  122,242,855
      (Cost: $114,802,668)

     TOTAL SHORT-TERM SECURITIES - 2.99%                  $  149,369,721
      (Cost: $149,369,721)

     TOTAL INVESTMENT SECURITIES - 100.99%                $5,051,152,404
      (Cost: $2,955,148,013)

     LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.99%)     (49,389,091)

     NET ASSETS - 100.00%                                 $5,001,763,313


                  See Notes to Schedules of Investments on page 39.

     UNITED ACCUMULATIVE FUND
     MANAGER'S LETTER
     DECEMBER 31, 1996
     ---------------------------------------------------------------------------

     Dear Shareholder:

          This report relates to the operation of the United Accumulative Fund for the fiscal year ended December 31, 1996. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

          The U.S. economy experienced moderate growth, low inflation and declining unemployment during 1996. Corporate profits increased, although at a slower rate than in the past few years, and interest rates rose modestly. The equity market, although highly valued as 1996 began, gained substantial additional ground. Large inflows of cash into mutual funds and the continuing favorable political drift of the federal government contributed to the gains. While the major market indexes experienced significant advances in 1996, the gains were largely attributable to a limited number of well-capitalized companies that are heavily weighted in the indexes.

          Based upon our belief that a majority of stocks were fully valued at the beginning of the year, combined with rising interest rates and slower growth in corporate profits, we pursued a fairly defensive investment strategy throughout much of 1996. This involved maintaining cash positions at different points during the year, awaiting more attractive investment opportunities. During 1996, we decreased the Fund's holdings in the basic services sector and increased its emphasis on investments in companies in the financial services industries and in the public utilities and energy sectors.

          The strategies and techniques we applied resulted in the Fund underperforming the indexes charted on the following page. Those indexes reflect the performance of securities that generally represent the stock market, (the S&P 500 Index) and the universe of funds with similar investment objectives (the Lipper Growth Fund Universe Average). The Fund's performance was negatively impacted, relative to the indexes, by its underweighting in the securities that contributed most to the superior gains experienced by the major market indexes.

          For 1997, we anticipate continued moderate economic growth and low inflation. The historically high profit margins experienced by corporations in 1996, combined with relatively low price flexibility, have the potential to result in lower returns in the equity market. In light of anticipated economic conditions, we expect to continue a strategy of pursuing attractive investment opportunities in the health care, energy, technology and financial services industries.

          Thank you very much for your continued support and confidence.

     Respectfully,
     Antonio Intagliata
     Manager, United Accumulative Fund

               Comparison of Change in Value of $10,000 Investment in
                      United Accumulative Fund, Class A Shares,
                                 The S&P 500 Index,
                     and The Lipper Growth Fund Universe Average

                                  United                        Lipper
                            Accumulative                        Growth
                                    Fund            S&P           Fund
                                 Class A            500       Universe
                                  Shares          Index        Average
                            ------------          -----       --------
          12/31/86  Purchase       9,425         10,000         10,000
          12/31/87                 9,852         10,525         10,117
          12/31/88                11,532         12,273         11,525
          12/31/89                14,711         16,163         14,424
          12/31/90                13,215         15,661         13,635
          12/31/91                16,344         20,432         18,506
          12/31/92                18,665         21,990         19,944
          12/31/93                20,356         24,205         22,095
          12/31/94                20,365         24,525         21,604
          12/31/95                27,332         33,741         28,186
          12/31/96                30,661         41,489         33,559


     ===== United Accumulative Fund, Class A Shares* -- $30,661
     ----- S&P 500 Index -- $41,489
     +++++ Lipper Growth Fund Universe Average  -- $33,559

      *The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

              Annual Average Total Return +
                         Class A++  Class Y
              -----------------------------

     Year Ended
        12/31/96         5.73%      12.27%
     5 Years Ended
        12/31/96         12.07%     N/A
     10 Years Ended
        12/31/96         11.86%     N/A
     Life of Class Y +++ N/A        16.72%

       + Total return for the Class Y shares may be greater than that of the Class A shares because the Fund's Class Y shares are not subject to a sales load or 12b-1 fees.
      ++ Performance data quoted represents past performance and is based on deduction of a 5.75% sales load on the initial purchase in each of the three periods. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
     +++ 7/11/95 (the date on which Fund Class Y shares were first acquired by shareholders) through 12/31/96.

     Past performance is not predictive of future performance. Indexes are unmanaged.

     SHAREHOLDER SUMMARY
     -----------------------------------------------------------------
     UNITED ACCUMULATIVE FUND

     PORTFOLIO STRATEGY:
     Appreciation-oriented      OBJECTIVE:   Capital growth, with a secondary
       common stocks                         objective of current income.

     Cash Reserves
                                 STRATEGY:   Invests mainly in common stocks or
                                             securities convertible into common
                                             stocks.  (May purchase securities
                                             subject to repurchase agreements.
                                             May invest in certain options and
                                             futures.)

                                             The use of cash reserves (often
                                             invested in money market
                                             securities) for defensive purposes
                                             is a strategy that may be utilized
                                             by the Accumulative Fund from time
                                             to time.

                                             Moving into cash reserve positions
                                             at times thought to be near a major
                                             stock market peak allows the Fund
                                             the opportunity to capture profits
                                             and attempts to cushion the impact
                                             of market declines.  The added
                                             flexibility provided by our CASH
                                             RESERVES STRATEGY has from time to
                                             time been an important element in
                                             our past success and, when deemed
                                             appropriate, may be used in the
                                             management of the portfolio in the
                                             future.

                                  FOUNDED:   1940

             SCHEDULED DIVIDEND FREQUENCY:   SEMIANNUALLY
                                             (JUNE AND DECEMBER)

     PERFORMANCE SUMMARY -- Class A Shares

             PER SHARE DATA
     For the Fiscal Year Ended December 31, 1996
     -------------------------------------------

     DIVIDENDS PAID                   $0.11
                                      =====

     CAPITAL GAINS DISTRIBUTION       $0.85
                                      =====

     NET ASSET VALUE ON
       12/31/96     $7.75 adjusted to:$8.60(A)
       12/31/95                        7.78
                                      -----
     CHANGE PER SHARE                 $0.82
                                      =====

     (A)This number includes the capital gains distribution of $0.85 paid in December 1996 added to the actual net asset value on December 31, 1996.

     Past performance is not necessarily an indication of future results.


     TOTAL RETURN HISTORY

                                            Average Annual Total Return
                                            ---------------------------
                                                With         Without
     Period                                 Sales Load*    Sales Load**
     ------                                 -----------    ------------
      1-year period ended 12-31-96               5.73%         12.18%
      5-year period ended 12-31-96              12.07%         13.41%
     10-year period ended 12-31-96              11.86%         12.52%

      *Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

     **Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

     Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

     PORTFOLIO HIGHLIGHTS

     On December 31, 1996, United Accumulative Fund had net assets totaling $1,287,866,792 invested in a diversified portfolio of:

        96.09% Common Stocks
         3.91% Cash and Cash Equivalents


     As a shareholder of United Accumulative Fund, for every $100 you had invested on December 31, 1996, your Fund owned:

      $35.33  Finance, Insurance and Real Estate Stocks
       29.51  Manufacturing Stocks
        9.31  Wholesale and Retail Trade Stocks
        9.28  Services Stocks
        8.36 Transportation, Communication, Electric, Gas and Sanitary Services Stocks
        3.91  Cash and Cash Equivalents
        3.71  Miscellaneous Investing Institutions Stocks
        0.59  Mining Stocks


     Not all holdings will be represented in the portfolio at all times.

     THE INVESTMENTS OF UNITED ACCUMULATIVE FUND
     DECEMBER 31, 1996

                                                   Shares        Value
     COMMON STOCKS
     Building Materials and Garden Supplies - 1.17%
      Home Depot, Inc. (The)  .................   300,000 $   15,037,500

     Business Services - 4.90%
      Automatic Data Processing, Inc.  ........   350,000     15,006,250
      Broderbund Software, Inc.*  .............   200,000      5,937,400
      Cerner Corporation*  ....................   900,000     13,837,500
      Computer Associates International, Inc.     250,000     12,437,500
      Intuit Inc.*  ...........................   150,000      4,762,500
      Physician Computer Network*  ............   400,000      3,400,000
      Shared Medical Systems Corporation  .....   125,000      6,156,250
      Summit Medical Systems, Inc.*  ..........   206,000      1,532,022
        Total .................................               63,069,422

     Chemicals and Allied Products - 13.27%
      American Home Products Corporation  .....   700,000     41,037,500
      Amgen Inc.*  ............................   250,000     13,609,250
      Astra AB, Class A, ADR  .................   248,900     12,196,100
      Lilly (Eli) and Company  ................   250,000     18,250,000
      Liposome Company, Inc. (The)*  ..........   500,000      9,593,500
      Pfizer Inc.  ............................   200,000     16,575,000
      Schering-Plough Corporation  ............   350,000     22,662,500
      SmithKline Beecham plc, ADR  ............   350,000     23,800,000
      Warner-Lambert Company  .................   175,000     13,125,000
        Total .................................              170,848,850

     Communication - 2.46%
      Intermedia Communications of Florida,
       Inc.*   ................................   400,000     10,274,800
      Nokia Corporation, Series A, ADS  .......   150,000      8,643,750
      360 Communications Company*  ............   550,000     12,718,750
        Total .................................               31,637,300

     Depository Institutions - 17.27%
      Banc One Corporation  ...................   300,000     12,900,000
      Bank of New York Company, Inc. (The)  ...   500,000     16,875,000
      Barnett Banks, Inc.  ....................   400,000     16,450,000
      Chase Manhattan Corporation (The)  ......   400,000     35,700,000
      Dime Bancorp, Inc.*  ....................   700,000     10,325,000
      First American Corporation  .............   200,000     11,550,000
      First Bank System, Inc.  ................   200,000     13,650,000
      Glendale Federal Bank, Federal
        Savings Bank* .........................   165,400      3,845,550
      Hibernia Corporation,  Class A  .........   500,000      6,625,000
      Long Island Bancorp, Inc.  ..............   339,600     11,886,000
      Mercantile Bancorporation Inc.  .........   135,200      6,945,900
      Norwest Corporation  ....................   300,000     13,050,000
      Roosevelt Financial Group, Inc.  ........ 1,000,000     20,875,000
      SouthTrust Corporation  .................   225,000      7,846,875
      State Street Boston Corporation  ........   150,000      9,675,000
      Wells Fargo & Company  ..................    90,000     24,277,500
        Total .................................              222,476,825
                  See Notes to Schedules of Investments on page 39.

     THE INVESTMENTS OF UNITED ACCUMULATIVE FUND
     DECEMBER 31, 1996

                                                   Shares        Value

     COMMON STOCKS (Continued)
     Electric, Gas and Sanitary Services - 3.69%
      Columbia Gas System, Inc. (The)  ........   150,000 $    9,543,750
      PanEnergy Corporation  ..................   500,000     22,500,000
      Sonat Inc.  .............................   300,000     15,450,000
        Total .................................               47,493,750

     Engineering and Management Services - 1.45%
      Fluor Corporation  ......................   175,000     10,981,250
      Neurex Corporation*  ....................   450,000      7,677,900
        Total .................................               18,659,150

     Food and Kindred Products - 2.55%
      ConAgra, Inc.  ..........................   300,000     14,925,000
      Heinz (H. J.) Company  ..................   500,000     17,875,000
        Total .................................               32,800,000

     General Merchandise Stores - 4.02%
      Federated Department Stores, Inc.*  .....   425,000     14,503,125
      May Department Stores Company (The)  ....   500,000     23,375,000
      Sears, Roebuck and Co.  .................   300,000     13,837,500
        Total .................................               51,715,625

     Health Services - 2.93%
      Beverly Enterprises, Inc.*  .............   711,800      9,075,450
      Columbia/HCA Healthcare Corporation  ....   550,000     22,412,500
      MedPartners, Inc.*  .....................   300,000      6,300,000
        Total .................................               37,787,950

     Holding and Other Investment Offices - 3.71%
      Conseco, Inc.  ..........................   500,000     31,875,000
      Duke Realty Investments, Inc.  ..........   200,000      7,700,000
      Equity Residential Properties  ..........   200,000      8,250,000
        Total .................................               47,825,000

     Instruments and Related Products - 7.60%
      Baxter International Inc.  ..............   900,000     36,900,000
      General Signal Corporation  .............   300,000     12,825,000
      Raytheon Company  .......................   500,000     24,062,500
      St. Jude Medical, Inc.*  ................   250,000     10,656,250
      Target Therapeutics, Inc.*  .............   320,600     13,445,002
        Total .................................               97,888,752


                  See Notes to Schedules of Investments on page 39.

     THE INVESTMENTS OF UNITED ACCUMULATIVE FUND
     DECEMBER 31, 1996

                                                   Shares        Value

     COMMON STOCKS (Continued)
     Insurance Carriers - 14.02%
      Allstate Corporation (The)  .............   700,000 $   40,512,500
      American International Group, Inc.  .....   286,500     31,013,625
      Berkley (W. R.) Corporation  ............   325,000     16,595,150
      Berkshire Hathaway Inc.*  ...............       450     15,345,000
      Chubb Corporation (The)  ................   100,000      5,375,000
      NAC Re Corporation  .....................   350,000     11,856,250
      ReliaStar Financial Corp.  ..............   300,000     17,325,000
      TIG Holdings, Inc.  .....................   595,000     20,155,625
      Trenwick Group Inc.  ....................   275,000     12,787,500
      Western National Corporation   ..........   500,000      9,625,000
        Total .................................              180,590,650

     Nondepository Institutions - 2.89%
      Federal National Mortgage Association  .. 1,000,000     37,250,000

     Oil and Gas Extraction - 0.59%
      Enron Oil & Gas Company  ................   300,000      7,575,000

     Petroleum and Coal Products - 4.53%
      Coastal Corporation (The)  ..............   300,000     14,662,500
      Exxon Corporation  ......................   300,000     29,400,000
      Valero Energy Corporation  ..............   500,000     14,312,500
        Total .................................               58,375,000

     Railroad Transportation - 1.24%
      Illinois Central Corporation, Class A  ..   500,000     16,000,000

     Security and Commodity Brokers - 1.15%
      Lehman Brothers Holdings Inc.  ..........   250,000      7,843,750
      Paine Webber Group Inc.  ................   250,000      7,031,250
        Total .................................               14,875,000

     Transportation By Air - 0.97%
      Southwest Airlines Co.  .................   562,000     12,434,250

     Transportation Equipment - 1.56%
      AlliedSignal Inc.  ......................   300,000     20,100,000


                  See Notes to Schedules of Investments on page 39.

     THE INVESTMENTS OF UNITED ACCUMULATIVE FUND
     DECEMBER 31, 1996

                                                   Shares        Value

     COMMON STOCKS (Continued)
     Wholesale Trade -- Nondurable Goods - 4.12%
      Johnson & Johnson  ......................   700,000 $   34,825,000
      Lockheed Martin Corporation  ............   200,000     18,300,000
        Total .................................               53,125,000

     TOTAL COMMON STOCKS - 96.09%                         $1,237,565,024
      (Cost: $1,165,068,670)

     TOTAL SHORT-TERM SECURITIES - 4.64%                  $   59,682,244
      (Cost: $59,682,244)

     TOTAL INVESTMENT SECURITIES - 100.73%                $1,297,247,268
      (Cost: $1,224,750,914)

     LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.73%)      (9,380,476)

     NET ASSETS - 100.00%                                 $1,287,866,792


                  See Notes to Schedules of Investments on page 39.

     UNITED SCIENCE AND TECHNOLOGY FUND
     MANAGER'S LETTER
     DECEMBER 31, 1996
     ---------------------------------------------------------------------------

     Dear Shareholder:

          This report relates to the operation of the United Science and Technology Fund for the fiscal year ended December 31, 1996. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

          1996 was characterized by moderate economic growth and historically low core inflation. The equity market experienced enormous growth during the year, as an estimated $200 billion was invested in initial public offerings and monthly mutual fund cash inflows increased from an average of $11 billion in 1995 to $19 billion in 1996. While the major market indexes experienced significant advances in 1996, the gains were largely attributable to a limited number of well-capitalized companies that are heavily weighted in the indexes. Most stocks and mutual funds underperfomed the major indexes.

          During 1996, the Fund continued its strategy of long-term investment in companies involved in core technology, healthcare and related systems. However, disappointing earnings in a number of industries, including hospital information systems, caused substantial stock price declines. Throughout much of 1996, the Fund owned some of the issues that contributed to the strong performances by the major indexes, but we sold a number of those positions during the year, primarily in the fourth quarter, on the mistaken projection that they would decline in price.

          The strategies and techniques we applied resulted in the Fund underperforming the indexes charted on the following page. Those indexes reflect the performance of securities that generally represent the non-financial institution portion of the stock market (the S&P 400 Index) and the universe of funds with similar investment objectives (the Lipper Science & Technology Fund Universe Average). The Fund's performance was impacted negatively, primarily in the fourth quarter of the year, by its underweighting in the securities that contributed most to the superior gains experienced by the major market indexes and its investments in the hospital information systems industry.

          A declining federal budget deficit and legislative action consistent with the apparent messages of last year's elections - less government, fewer regulations and lower taxes - could have a positive effect on the stock market during the coming year. In light of the anticipated conditions and trends, we expect to focus on protecting profits achieved by the Fund and continue searching for long-term investment opportunities in the ever-developing science and technology sector.

          Thank you very much for your continued support and confidence.

     Respectfully,
     Abel Garcia
     Manager, United Science and Technology Fund

               Comparison of Change in Value of $10,000 Investment in
                 United Science and Technology Fund Class A Shares,
                                 The S&P 400 Index,
              and The Lipper Science & Technology Fund Universe Average

                                  United                        Lipper
                             Science and                     Science &
                              Technology                    Technology
                                    Fund            S&P           Fund
                                 Class A            400       Universe
                                  Shares          Index        Average
                               ---------      ---------     ----------
          12/31/86  Purchase       9,425         10,000         10,000
          12/31/87                10,596         10,876         10,246
          12/31/88                11,555         12,613         11,167
          12/31/89                14,721         16,323         13,642
          12/31/90                14,204         16,179         13,241
          12/31/91                22,621         21,157         19,260
          12/31/92                21,710         22,365         21,962
          12/31/93                23,558         24,387         27,284
          12/31/94                25,862         25,319         30,751
          12/31/95                40,182         34,080         42,396
          12/31/96                43,538         41,924         50,551

     ===== United Science and Technology Fund, Class A Shares* -- $43,538 +++++ S&P 400 Index -- $41,924
     ----- Lipper Science & Technology Fund Universe Average -- $50,551

      *The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

              Annual Average Total Return +
                         Class A++  Class Y
              -----------------------------

     Year Ended
        12/31/96          2.12%     N/A
     5 Years Ended
        12/31/96         12.65%     N/A
     10 Years Ended
        12/31/96         15.85%     N/A
     Aggregate Total
        Return for Life
        of Class Y +++   N/A        3.25%

       + Total return for the Class Y shares may be greater than that of the Class A shares because the Fund's Class Y shares are not subject to a sales load or 12b-1 fees.
      ++ Performance data quoted represents past performance and is based on deduction of a 5.75% sales load on the initial purchase in each of the three periods. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
     +++ 2/27/96 (the date on which Fund Class Y shares were first acquired by shareholders) through 12/31/96.

     Past performance is not predictive of future performance. Indexes are unmanaged.

     SHAREHOLDER SUMMARY
     ------------------------------------------------------------------------
     UNITED SCIENCE AND TECHNOLOGY FUND

     PORTFOLIO STRATEGY:
     Technology-related         OBJECTIVE:   Long-term capital growth.
       stocks

     Generally at least 80%      STRATEGY:   Invests in common
       in science or technology              stocks of companies whose
       securities; may have more             products, processes or services
       than 20% in debt securities.          are expected to benefit from
                                             scientific or technological
                                             discoveries or developments.
                                             (May purchase securities subject to
                                             repurchase agreements.  May invest
                                             in certain options and futures.)

     Cash Reserves                           The use of cash reserves (often
                                             invested in money market
                                             securities) for defensive purposes
                                             is a strategy that may be utilized
                                             by the Science and Technology Fund
                                             from time to time.

                                             Moving into cash reserve positions
                                             at times thought to be near a major
                                             stock market peak allows the Fund
                                             the opportunity to capture profits
                                             and attempts to cushion the impact
                                             of market declines.  The added
                                             flexibility provided by our CASH
                                             RESERVES STRATEGY has from time to
                                             time been an important element in
                                             our past success and, when deemed
                                             appropriate, may be used in the
                                             management of the portfolio in the
                                             future.

                                  FOUNDED:   1950

             SCHEDULED DIVIDEND FREQUENCY:   SEMIANNUALLY
                                             (JUNE AND DECEMBER)

     PERFORMANCE SUMMARY -- Class A Shares

             PER SHARE DATA
     For the Fiscal Year Ended December 31, 1996
     --------------------------------------

     CAPITAL GAINS DISTRIBUTION       $1.47
                                      =====

     NET ASSET VALUE ON
     12/31/96     $23.35 adjusted to:$24.82(A)
     12/31/95                         22.89
                                     ------
     CHANGE PER SHARE                $ 1.93
                                     ======

     (A)This number includes the capital gains distribution of $1.47 paid in December 1996 added to the actual net asset value on December 31, 1996.


     Past performance is not necessarily an indication of future results.

     TOTAL RETURN HISTORY

                                            Average Annual Total Return
                                            ---------------------------
                                                With         Without
     Period                                 Sales Load*    Sales Load**
     ------                                 -----------    ------------
      1-year period ended 12-31-96               2.12%          8.35%
      5-year period ended 12-31-96              12.65%         13.99%
     10-year period ended 12-31-96              15.85%         16.53%

      *Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

     **Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

     Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

     PORTFOLIO HIGHLIGHTS

     On December 31, 1996, United Science and Technology Fund had net assets totaling $983,637,347 invested in a diversified portfolio of:

        93.60% Common Stocks
         5.83% Cash and Cash Equivalents
         0.57% Preferred Stock


     As a shareholder of United Science and Technology Fund, for every $100 you had invested on December 31, 1996, your Fund owned:

      $45.89  Services Stocks
       35.66  Manufacturing Stocks
        5.83  Cash and Cash Equivalents
        5.48 Transportation, Communication, Electric, Gas and Sanitary Services Stocks
        3.54  Wholesale and Retail Trade Stocks
        2.06  Finance, Insurance and Real Estate Stocks
        0.97  Mining Stocks
        0.57  Preferred Stocks


     Not all holdings will be represented in the portfolio at all times.

     THE INVESTMENTS OF UNITED SCIENCE AND TECHNOLOGY FUND
     DECEMBER 31, 1996

                                                   Shares        Value

     COMMON STOCKS
     Business Services - 40.92%
      Alternative Resources Corporation*  .....   350,000   $  6,015,450
      America Online, Inc.*  ..................   590,000     19,617,500
      Broderbund Software, Inc.*  .............   286,600      8,508,294
      CKS Group, Inc.*  .......................   394,000     11,056,428
      CUC International Inc.*  ................   900,000     21,375,000
      Computer Associates International,
        Inc. ..................................   337,500     16,790,625
      DST Systems, Inc.*  .....................   200,000      6,275,000
      Electronic Data Systems Corporation  ....   325,000     14,056,250
      First Data Corporation  .................   300,000     10,950,000
      HBO & Company  ..........................   702,000     41,681,250
      HCIA Inc.*  .............................   385,000     13,354,495
      HPR Inc.*  ..............................   509,000      6,935,125
      IMNET Systems, Inc.*  ...................   200,000      4,800,000
      Informix Corporation*  ..................   600,000     12,262,200
      Intuit Inc.*  ...........................   288,100      9,147,175
      i2 Technologies, Inc.*  .................   100,000      3,862,500
      Macromedia, Inc.*  ......................   600,000     10,875,000
      McAfee Associates, Inc.*  ...............   235,000     10,295,820
      Microsoft Corporation*  .................   200,000     16,537,400
      Netscape Communications Corporation*  ...   100,000      5,687,500
      Objective Systems Integrators, Inc.* ....   114,800      2,719,268
      Oracle Systems Corporation*  ............   500,000     20,843,500
      Parametric Technology Corporation*  .....   800,000     41,149,600
      PeopleSoft, Inc.*  ......................   100,000      4,793,700
      Premisys Communications, Inc.*  .........   250,000      8,437,500
      Pure Atria Corporation*  ................   386,700      9,498,125
      Shared Medical Systems Corporation  .....   250,000     12,312,500
      Summit Medical Systems, Inc.*  ..........   200,000      1,487,400
      Synopsys, Inc.*  ........................   400,000     18,400,000
      TMP Worldwide Inc.* (#) .................   250,000      3,234,250
      3Com Corporation*  ......................   240,000     17,594,880
      USCS International, Inc.*  ..............   226,500      3,878,812
      Xylan Corporation*  .....................   285,100      8,018,438
        Total .................................              402,450,985

     Chemicals and Allied Products - 5.77%
      Abbott Laboratories  ....................   250,000     12,687,500
      Amgen Inc.*  ............................   200,000     10,887,400
      Lilly (Eli) and Company  ................   100,000      7,300,000
      Pfizer Inc.  ............................   200,000     16,575,000
      Roche Holdings AG (A)  ..................     1,200      9,338,713
        Total .................................               56,788,613


                  See Notes to Schedules of Investments on page 39.

     THE INVESTMENTS OF UNITED SCIENCE AND TECHNOLOGY FUND
     DECEMBER 31, 1996

                                                   Shares        Value

     COMMON STOCKS (Continued)
     Communication - 5.48%
      Intermedia Communications of Florida,
       Inc.*  .................................   400,000   $ 10,274,800
      MFS Communications Company, Inc.*  ......   400,000     21,750,000
      Nokia Corporation, Series A, ADS  .......   300,000     17,287,500
      360 Communications Company*  ............   200,000      4,625,000
        Total .................................               53,937,300

     Depository Institutions - 2.06%
      BankAmerica Corporation  ................   100,000      9,975,000
      Citicorp  ...............................   100,000     10,300,000
        Total .................................               20,275,000

     Electronic and Other Electric Equipment - 16.49%
      Ascend Communications, Inc.*  ........... 1,000,000     62,125,000
      Cascade Communications Corp.*  ..........   930,600     51,415,650
      General Electric Company  ...............   140,000     13,842,500
      PairGain Technologies, Inc.*  ...........   400,000     12,174,800
      Tellabs*  ...............................   600,000     22,612,200
        Total .................................              162,170,150

     Engineering and Management Services - 0.58%
      Neurex Corporation*  ....................   334,300      5,703,827

     Food and Kindred Products - 0.45%
      Hershey Foods Corporation  ..............   100,000      4,375,000

     Health Services - 4.39%
      Columbia/HCA Healthcare Corporation  ....   200,000      8,150,000
      Idexx Laboratories, Inc.*  ..............   300,000     10,837,500
      PhyCor, Inc.*  ..........................   400,000     11,300,000
      Renal Treatment Centers, Inc.*  .........   250,000      6,375,000
      Tenet Healthcare Corporation*  ..........   300,000      6,562,500
        Total .................................               43,225,000

     Industrial Machinery and Equipment - 6.36%
      cisco Systems, Inc.*  ...................   751,200     47,841,674
      Compaq Computer Corporation*  ...........   100,000      7,425,000
      Digital Link Corporation*  ..............   300,000      7,331,100
        Total .................................               62,597,774

     Instruments and Related Products - 5.43%
      Boston Scientific Corporation*  .........   250,000     15,000,000
      Medtronic, Inc.  ........................   200,000     13,600,000
      STERIS Corporation*  ....................   300,000     13,068,600
      Target Therapeutics, Inc.*  .............   279,400     11,717,198
        Total .................................               53,385,798


                  See Notes to Schedules of Investments on page 39.

     THE INVESTMENTS OF UNITED SCIENCE AND TECHNOLOGY FUND
     DECEMBER 31, 1996

                                                   Shares        Value

     COMMON STOCKS (Continued)
     Oil and Gas Extraction - 0.97%
      Noble Affiliates, Inc.  .................   200,000   $  9,575,000

     Petroleum and Coal Products - 1.16%
      Valero Energy Corporation  ..............   400,000     11,450,000

     Wholesale Trade -- Durable Goods - 2.37%
      OmniCare, Inc.  .........................   725,000     23,290,625

     Wholesale Trade -- Nondurable Goods - 1.17%
      Cardinal Health, Inc.  ..................   196,966     11,473,270

     TOTAL COMMON STOCKS - 93.60%                           $920,698,342
      (Cost: $499,887,006)

     PREFERRED STOCK - 0.57%
     Business Services
      SAP Aktiengesellschaft (A)  .............    40,000   $  5,589,860
      (Cost: $5,901,364)

                                                Principal
                                                Amount in
                                                Thousands

     SHORT-TERM SECURITIES
     Commercial Paper
      Communication - 0.41%
      GTE Corporation,
        5.48%, 1-16-97 ........................    $4,060      4,050,730

      Depository Institutions - 0.34%
      U.S. Bancorp,
        Master Note............................     3,340      3,340,000

      Electric, Gas and Sanitary Services - 0.45%
      Public Service Electric & Gas Co.,
        5.57%, 2-4-97 .........................     4,485      4,461,407

      Food and Kindred Products - 1.91%
      General Mills, Inc.,
        Master Note ...........................       345        345,000
      Hercules Inc.:
        5.45%, 1-10-97 ........................     3,215      3,210,620
        5.52%, 1-28-97 ........................     3,570      3,555,220
      Quaker Oats Co.,
        5.63%, 1-23-97 ........................     6,495      6,472,654
      Ralston Purina Co.,
        5.52%, 2-7-97 .........................     5,275      5,245,073
        Total .................................               18,828,567


                  See Notes to Schedules of Investments on page 39.

     THE INVESTMENTS OF UNITED SCIENCE AND TECHNOLOGY FUND
     DECEMBER 31, 1996

                                                Principal
                                                Amount in
                                                Thousands        Value

     SHORT-TERM SECURITIES (Continued)
     Commercial Paper (Continued)
      Forestry - 0.42%
      Weyerhaeuser Co.,
        5.45%, 2-19-97 ........................   $ 4,140   $  4,109,289

      Metal Mining - 0.87%
      BHP Finance (USA) Inc.:
        5.35%, 1-28-97 ........................     6,635      6,608,377
        5.4%, 2-5-97 ..........................     1,975      1,964,631
        Total .................................                8,573,008

      Textile Mill Products - 1.76%
      Sara Lee Corporation,
        Master Note ...........................    17,255     17,255,000

      Transportation Equipment - 0.20%
      Echlin, Inc.,
        5.4%, 2-3-97 ..........................     1,965      1,955,273

     Total Commercial Paper - 6.36%                           62,573,274

     Municipal Obligations - 0.51%
      Indiana
      City of Whiting, Indiana, Industrial Sewage
        and Solid Waste Disposal Revenue Bonds
        (Amoco Oil Company Project), Taxable
        Series 1995,
        5.55%, 1-13-97 ........................     5,000      5,000,000

     TOTAL SHORT-TERM SECURITIES - 6.87%                    $ 67,573,274
      (Cost: $67,573,274)

     TOTAL INVESTMENT SECURITIES - 101.04%                  $993,861,476
      (Cost: $573,361,644)

     LIABILITIES, NET OF CASH AND OTHER ASSETS - (1.04%)     (10,224,129)

     NET ASSETS - 100.00%                                   $983,637,347


                  See Notes to Schedules of Investments on page 39.

     UNITED FUNDS, INC.
     DECEMBER 31, 1996


     Notes to Schedules of Investments
     *No income dividends were paid during the preceding 12 months.

     (A)  Listed on an exchange outside the United States.

     See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

     See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

     UNITED FUNDS, INC.
     STATEMENT OF ASSETS AND LIABILITIES                                  United
     DECEMBER 31, 1996            United       United        United  Science and
                                    Bond       Income  Accumulative   Technology
                                    Fund         Fund          Fund         Fund
     Assets                             ----------------------------------------
      Investment securities --
        at value (Notes 1
        and 3) ............$525,669,229$5,051,152,404$1,297,247,268$ 993,861,476
      Cash   ..............        2,169           ---        31,233       7,418
      Receivables:
        Dividends and interest 7,703,706     7,753,902     1,382,273     254,895
        Fund shares sold ..      487,408     6,915,601       449,714   7,463,455
      Prepaid insurance
        premium ...........       15,993        57,237        34,184      12,737
                           -----------------------------------------------------
         Total assets  .... 533,878,505 5,065,879,144 1,299,144,6721,001,599,981
     Liabilities           -----------------------------------------------------
      Payable for investment
        securities purchased         ---    38,622,803           ---         ---
      Payable for Fund
        shares redeemed ...    2,917,604    22,934,409    10,638,028  17,355,079
      Due to custodian  ...          ---         3,711           ---         ---
      Accrued service fee (Note 2)192,300    1,706,300       419,800     344,550
      Accrued transfer agency
        and dividend disbursing
        (Note 2) ..........       68,296       565,456       130,177     187,232
      Accrued accounting
        services fee (Note 2)      5,000         8,333         8,333       8,333
      Other  ..............       42,894       274,819        81,542      67,440
                           -----------------------------------------------------
         Total liabilities     3,226,094    64,115,831    11,277,880  17,962,634
                           -----------------------------------------------------
           Total net assets$530,652,411$5,001,763,313$1,287,866,792$ 983,637,347
     Net Assets            =====================================================
      $1.00 par value capital stock
        Capital stock .....$ 86,368,101$  152,004,636$  166,148,578$  42,131,690
        Additional paid-in
         capital .......... 459,573,882 2,678,442,344   994,196,461  500,595,912
      Accumulated undistributed
        income (loss):
        Accumulated undistributed
         net investment
         income  ..........      802,660     2,937,972     1,310,231         ---
        Accumulated undistributed net
         realized gain (loss) on
         investment
         transactions .....  (26,216,432)   72,382,654    53,715,148  20,411,017
        Net unrealized appreciation
         of investments
         at end of period .   10,124,200 2,095,995,707    72,496,374 420,498,728
                          ------------------------------------------------------
         Net assets applicable to
           outstanding units
           of capital .....$530,652,411$5,001,763,313$1,287,866,792$983,637,347
                          ======================================================
     Net asset value per share
      (net assets divided by
      shares outstanding)
      Class A  ............        $6.14        $32.91         $7.75      $23.35
      Class Y  ............        $6.14        $32.91         $7.75      $23.38

     Capital shares
      outstanding
      Class A  ............   84,451,146   147,405,344   165,808,020  41,999,526
      Class Y  ............    1,916,955     4,599,292       340,558     132,164

     Capital shares authorized 400,000,000 600,000,000   600,000,000 200,000,000
                         See notes to financial statements.

     UNITED FUNDS, INC.
     STATEMENT OF OPERATIONS
     For the Fiscal Year Ended DECEMBER 31, 1996
                                                                          United
                                  United        United        United Science and
                                    Bond        Income  Accumulative  Technology
                                    Fund          Fund          Fund        Fund
                            ------------  --------------------------------------
     Investment Income (Loss)
      Income (Note 1B):
        Dividends .........  $       ---  $ 66,534,296  $ 19,372,299 $ 1,673,423
        Interest ..........   38,151,761    19,406,967     7,360,999   4,409,509
                             -----------  ------------  ------------------------
         Total income  ....   38,151,761    85,941,263    26,733,298   6,082,932
                             -----------  ------------  ------------------------
      Expenses (Note 2):
        Investment
         management fee ...    2,344,627    25,277,033     6,879,322   5,667,206
        Transfer agency and
         dividend disbursing
          -- Class A  .....      802,643     5,752,718     1,304,462   1,677,814
        Service fee -- Class A   749,534     6,498,915     1,606,204   1,405,418
        Custodian fees ....       22,984       351,762        52,439      52,910
        Accounting services fee   61,667       100,000       100,000      88,750
        Audit fees ........       42,966        31,245        58,740      24,290
        Shareholder servicing
         fee -- Class Y ...       11,532       188,544         4,123       3,330
        Legal fees ........        4,849        41,588        11,284       8,315
        Other .............       83,928       599,978       168,743     199,824
                             -----------  ------------  ------------------------
         Total expenses  ..    4,124,730    38,841,783    10,185,317   9,127,857
                             -----------  ------------  ------------------------
           Net investment
            income (loss)    34,027,031    47,099,480    16,547,981  (3,044,925)
                             -----------  ------------  ------------------------
     Realized and Unrealized
      Gain (Loss) on Investments (Notes 1 and 3)
      Realized net gain
        on securities .....    1,229,324   276,362,531   155,566,702  71,724,354
      Realized net gain (loss) on foreign
        currency transactions    261,674      (227,240)        5,662      11,558
                             -----------  ------------  ------------------------
        Realized net gain
         on investments  ..    1,490,998   276,135,291   155,572,364  71,735,912
      Unrealized appreciation
        (depreciation) in value
        of investments during
        the period.........  (19,287,816)  518,056,427   (28,379,142)  2,339,175
                             -----------  ------------  ------------------------
         Net gain (loss) on
           investments ....  (17,796,818)  794,191,718   127,193,222  74,075,087
                             -----------  ------------  ------------------------
           Net increase
            in net assets
            resulting from
            operations ....  $16,230,213  $841,291,198  $143,741,203 $71,030,162
                            ============  ============  ========================
                         See notes to financial statements.

     UNITED FUNDS, INC.
     STATEMENT OF CHANGES IN NET ASSETS
     For the Fiscal Year Ended DECEMBER 31, 1996                          United
                                  United        United        United Science and
                                    Bond        Income  Accumulative  Technology
                                    Fund          Fund          Fund        Fund
                            ----------------------------------------------------
     Increase (Decrease) in Net Assets
      Operations:
        Net investment
         income (loss)  ... $ 34,027,031$   47,099,480$   16,547,981$
(3,044,925)
        Realized net gain
         on investments  ..    1,490,998   276,135,291   155,572,364  71,735,912
        Unrealized
         appreciation
         (depreciation)  ..  (19,287,816)  518,056,427   (28,379,142)  2,339,175
                            ----------------------------------------------------
         Net increase in net
           assets resulting
           from operations.   16,230,213   841,291,198   143,741,203  71,030,162
                            ----------------------------------------------------
      Dividends to shareholders
        from (Note 1E):*
        Net investment income
         Class A  ......... (33,563,721)  (44,582,972)  (16,526,936)        ---
         Class Y  .........    (498,286)   (1,535,780)      (39,149)        ---
        Realized net gain on
         investment transactions
         Class A  .........          --- (223,378,753) (126,903,435)(57,680,201)
         Class Y  .........          ---   (6,868,127)     (256,540)   (174,464)
                            ----------------------------------------------------
                            (34,062,007) (276,365,632) (143,726,060)(57,854,665)
                            ----------------------------------------------------
      Capital share
        transactions (Note 5) (17,992,840) 353,417,280    81,068,885 149,679,267
                            ----------------------------------------------------
        Total increase (decrease)(35,824,634)918,342,846  81,084,028 162,854,764
     Net Assets
      Beginning of period    566,477,045 4,083,420,467 1,206,782,764 820,782,583
                            ----------------------------------------------------
      End of period         $530,652,411$5,001,763,313$1,287,866,792$983,637,347
                            ====================================================
        Undistributed
         net investment
         income  ..........     $802,660    $2,937,972    $1,310,231        $---
                                ========    ==========    ==========        ====

                    *See "Financial Highlights" on pages 44 - 51.

                         See notes to financial statements.

     UNITED FUNDS, INC.
     STATEMENT OF CHANGES IN NET ASSETS
     For the Fiscal Year Ended DECEMBER 31, 1995                          United
                                  United        United        United Science and
                                    Bond        Income  Accumulative  Technology
                                    Fund          Fund          Fund        Fund
                            ----------------------------------------------------
     Increase in Net Assets
      Operations:
        Net investment
         income  ......... $ 35,631,421$   48,335,097$   15,451,348$   (430,999)
        Realized net gain
         on investments  ..    4,111,327   137,562,148   161,864,113  26,780,950
        Unrealized
         appreciation  ....   61,755,254   742,707,419   140,365,483 255,993,038
                            ----------------------------------------------------
         Net increase
           in net assets resulting
           from operations.  101,498,002   928,604,664   317,680,944 282,342,989
                            ----------------------------------------------------
      Dividends to shareholders
        from (Note 1E):*
        Net investment income
         Class A  .........  (35,740,983)  (46,382,026)  (14,998,659)        ---
         Class Y  .........      (90,066)     (676,269)       (4,366)        ---
        Realized net gain on
         investment transactions
         Class A  ........          ---  (121,455,126) (127,689,006)(24,276,021)
         Class Y  .........          ---    (3,204,607)      (68,073)        ---
                            ----------------------------------------------------
                            (35,831,049) (171,718,028) (142,760,104)(24,276,021)
                            ----------------------------------------------------
      Capital share
        transactions (Note 5) (17,026,228) 181,629,624    64,841,625  66,213,033
                            ----------------------------------------------------
        Total increase ....   48,640,725   938,516,260   239,762,465 324,280,001
     Net Assets
      Beginning of period    517,836,320 3,144,904,207   967,020,299 496,502,582
                            ----------------------------------------------------
      End of period         $566,477,045$4,083,420,467$1,206,782,764$820,782,583
                            ====================================================
        Undistributed net
         investment income      $575,962    $2,184,484    $1,322,673        $---
                                ========    ==========    ==========        ====

                    *See "Financial Highlights" on pages 44 - 51.

                         See notes to financial statements.

     FINANCIAL HIGHLIGHTS OF
     UNITED BOND FUND
     Class A Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                  For the fiscal year ended December 31,
                                --------------------------------------
                                    1996   1995    1994   1993    1992
                                   -----  -----   -----  -----   -----
     Net asset value,
      beginning of period          $6.34  $5.62   $6.39  $6.31   $6.32
                                   ----   ----    ----   ----    ----
     Income from investment
      operations:
      Net investment income         0.39   0.40    0.39   0.41    0.45
      Net realized and
        unrealized gain
        (loss) on
        investments .....          (0.20)  0.72   (0.75)  0.41    0.00
                                   ----   ----    ----   ----    ----
     Total from investment
      operations  .......           0.19   1.12   (0.36)  0.82    0.45
                                   ----   ----    ----   ----    ----
     Less distributions:
      Dividends from net
        investment income          (0.39) (0.40)  (0.39) (0.41)  (0.46)
      Distribution from
        capital gains ...          (0.00) (0.00)  (0.02) (0.33)  (0.00)
                                   ----   ----    ----   ----    ----
     Total distributions           (0.39) (0.40)  (0.41) (0.74)  (0.46)
                                   ----   ----    ----   ----    ----
     Net asset value,
      end of period  ....          $6.14  $6.34   $5.62  $6.39   $6.31
                                  =====  =====   =====  =====   =====
     Total return* ......           3.20% 20.50%  -5.76% 13.19%   7.50%
     Net assets, end of
      period (000
      omitted)  .........       $518,873$563,445$517,836$641,668$589,946
     Ratio of expenses to
      average net assets            0.77%  0.74%   0.72%  0.65%   0.64%
     Ratio of net investment
      income to average
      net assets  .......           6.34%  6.54%   6.60%  6.14%   7.29%
     Portfolio turnover
      rate  .............          55.74% 66.38% 127.11%175.39% 115.17%

       *Total return calculated without taking into account the sales load deducted on an initial purchase.
                         See notes to financial statements.

     FINANCIAL HIGHLIGHTS OF
     UNITED BOND FUND
     Class Y Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                 For the        For the
                               fiscal year     period from
                                   ended       6/19/95* to
                                12/31/96       12/31/95
                               ----------      -----------
     Net asset value,
      beginning of period          $6.34          $6.11
                                   ----           ----
     Income from investment
      operations:
      Net investment income         0.40           0.21
      Net realized and
        unrealized gain (loss)
        on investments ..          (0.20)          0.22
                                   ----           ----
     Total from investment
      operations  .......           0.20           0.43
                                   ----           ----
     Less distributions:
      Dividends from net
        investment income          (0.40)         (0.20)
      Distribution from
        capital gains ...          (0.00)         (0.00)
                                   ----           ----
     Total distributions           (0.40)         (0.20)
                                   ----           ----
     Net asset value,
      end of period  ....          $6.14          $6.34
                                   ====           ====
     Total return .......           3.35%          7.20%
     Net assets, end of
      period (000
      omitted)  .........        $11,779         $3,032
     Ratio of expenses to
      average net assets            0.62%          0.63%**
     Ratio of net investment
      income to average
      net assets  .......           6.52%          6.41%**
     Portfolio turnover
      rate  .............          55.74%         66.38%**

       *Commencement of operations.
      **Annualized.

                         See notes to financial statements.

     FINANCIAL HIGHLIGHTS OF
     UNITED INCOME FUND
     Class A Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                  For the fiscal year ended December 31,
                                 -------------------------------------
                                    1996   1995    1994   1993    1992
                                   -----  -----   -----  -----   -----
     Net asset value,
      beginning of period         $28.96 $23.34  $24.77 $22.05  $20.44
                                  -----  -----   -----  -----   -----
     Income from investment
      operations:
      Net investment income         0.33   0.36    0.36   0.40    0.46
      Net realized and
        unrealized gain
        (loss) on
        investments .....           5.53   6.53   (0.80)  3.11    1.96
                                  -----  -----   -----  -----   -----
     Total from investment
      operations  .......           5.86   6.89   (0.44)  3.51    2.42
                                  -----  -----   -----  -----   -----
     Less distributions:
      Dividends from net
        investment income          (0.32) (0.35)  (0.36) (0.40)  (0.46)
      Distribution from
        capital gains ...          (1.59) (0.92)  (0.63) (0.39)  (0.35)
                                  -----  -----   -----  -----   -----
     Total distributions           (1.91) (1.27)  (0.99) (0.79)  (0.81)
                                  -----  -----   -----  -----   -----
     Net asset value,
      end of period  ....         $32.91 $28.96  $23.34 $24.77  $22.05
                                 ====== ======  ====== ======  ======
     Total return* ......          20.36% 29.60%  -1.82% 16.05%  11.96%
     Net assets, end of
      period (000
      omitted)  .........       $4,850,419$3,975,717$3,144,904$3,060,073
      $2,537,161
     Ratio of expenses to
      average net assets            0.86%  0.83%   0.74%  0.66%   0.65%
     Ratio of net investment
      income to average
      net assets  .......           1.03%  1.31%   1.45%  1.70%   2.19%
     Portfolio turnover
      rate  .............          22.24% 17.59%  18.54% 21.70%  19.25%
     Average commission
      rate paid  ........          $0.0496


       *Total return calculated without taking into account the sales load deducted on an initial purchase.
                         See notes to financial statements.

     FINANCIAL HIGHLIGHTS OF
     UNITED INCOME FUND
     Class Y Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                 For the        For the
                               fiscal year     period from
                                   ended       6/19/95* to
                                12/31/96       12/31/95
                               ----------      -----------
     Net asset value,
      beginning of period         $28.96         $27.73
                                  -----          -----
     Income from investment
      operations:
      Net investment income         0.36           0.21
      Net realized and
        unrealized gain
        on investments ..           5.54           2.14
                                  -----          -----
     Total from investment
      operations  .......           5.90           2.35
                                  -----          -----
     Less distributions:
      Dividends from net
        investment income          (0.36)         (0.20)
      Distribution from
        capital gains ...          (1.59)         (0.92)
                                  -----          -----
     Total distributions           (1.95)         (1.12)
                                  -----          -----
     Net asset value,
      end of period  ....         $32.91         $28.96
                                  =====          =====
     Total return .......          20.53%          8.45%
     Net assets, end of
      period (000
      omitted)  .........       $151,344       $107,703
     Ratio of expenses to
      average net assets            0.73%          0.74%**
     Ratio of net investment
      income to average
      net assets  .......           1.17%          1.36%**
     Portfolio turnover
      rate  .............          22.24%         17.59%**
     Average commission
      rate paid  ........          $0.0496

       *Commencement of operations.
      **Annualized.

                         See notes to financial statements.

     FINANCIAL HIGHLIGHTS OF
     UNITED ACCUMULATIVE FUND
     Class A Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                  For the fiscal year ended December 31,
                                --------------------------------------
                                    1996   1995    1994   1993    1992
                                   -----  -----   -----  -----   -----
     Net asset value,
      beginning of period          $7.78  $6.58   $7.19  $7.50   $7.15
                                   ----   ----    ----   ----    ----
     Income from investment
      operations:
      Net investment
        income...........           0.11   0.11    0.13   0.11    0.16
      Net realized and
        unrealized gain
        (loss) on
        investments .....           0.82   2.12   (0.13)  0.55    0.85
                                   ----   ----    ----   ----    ----
     Total from investment
      operations  .......           0.93   2.23    0.00   0.66    1.01
                                   ----   ----    ----   ----    ----
     Less distributions:
      Dividends from net
        investment income          (0.11) (0.11)  (0.13) (0.11)  (0.16)
      Distribution from
        capital gains ...          (0.85) (0.92)  (0.48) (0.84)  (0.50)
      Distribution in
        excess of capital
        gains............          (0.00) (0.00)  (0.00) (0.02)  (0.00)
                                   ----   ----    ----   ----    ----
     Total distributions           (0.96) (1.03)  (0.61) (0.97)  (0.66)
                                   ----   ----    ----   ----    ----
     Net asset value,
      end of period  ....          $7.75  $7.78   $6.58  $7.19   $7.50
                                   ====   ====    ====   ====    ====
     Total return* ......          12.18% 34.21%   0.04%  9.06%  14.20%
     Net assets, end of
      period (000
      omitted)  .........       $1,285,227$1,206,128$967,020$1,033,774
      $992,924
     Ratio of expenses to
      average net assets            0.83%  0.80%   0.71%  0.65%   0.62%
     Ratio of net investment
      income to average
      net assets  .......           1.34%  1.42%   1.76%  1.34%   2.13%
     Portfolio turnover
      rate  .............         240.37%229.03% 205.40%230.29% 194.41%
     Average commission
      rate paid  ........          $0.0575

      *Total return calculated without taking into account the sales load deducted on an initial purchase.

                         See notes to financial statements.

     FINANCIAL HIGHLIGHTS OF
     UNITED ACCUMULATIVE FUND
     Class Y Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                 For the        For the
                               fiscal year     period from
                                   ended       7/11/95* to
                                12/31/96       12/31/95
                               ----------      -----------
     Net asset value,
      beginning of period          $7.78          $7.84
                                   ----           ----
     Income from investment
      operations:
      Net investment income         0.12           0.05
      Net realized and
        unrealized gain
        on investments ..           0.82           0.87
                                   ----           ----
     Total from investment
      operations  .......           0.94           0.92
                                   ----           ----
     Less distributions:
      Dividends from net
        investment income          (0.12)         (0.06)
      Distribution from
        capital gains ...          (0.85)         (0.92)
                                   ----           ----
     Total distributions           (0.97)         (0.98)
                                   ----           ----
     Net asset value,
      end of period  ....          $7.75          $7.78
                                   ====           ====
     Total return .......          12.27%         11.92%
     Net assets, end of
      period (000
      omitted)  .........         $2,640           $655
     Ratio of expenses to
      average net assets            0.74%          0.76%**
     Ratio of net investment
      income to average
      net assets  .......           1.45%          1.24%**
     Portfolio turnover
      rate  .............         240.37%        229.03%**
     Average commission
      rate paid  ........          $0.0575

       *Commencement of operations.
      **Annualized.

                         See notes to financial statements.

     FINANCIAL HIGHLIGHTS OF
     UNITED SCIENCE AND TECHNOLOGY FUND
     Class A Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                  For the fiscal year ended December 31,
                                --------------------------------------
                                    1996   1995    1994   1993    1992
                                   -----  -----   -----  -----   -----
     Net asset value,
      beginning of period         $22.89 $15.21  $14.83 $14.64  $15.42
                                 ------ ------  ------ ------  ------
     Income from investment
      operations:
      Net investment
        income (loss) ...          (0.07) (0.01)   0.00   0.01    0.03
      Net realized and
        unrealized gain
        (loss) on
        investments .....           2.00   8.40    1.40   1.21   (0.66)
                                 ------ ------  ------ ------  ------
     Total from investment
      operations  .......           1.93   8.39    1.40   1.22   (0.63)
                                 ------ ------  ------ ------  ------
     Less distributions:
      Dividends from net
        investment income          (0.00) (0.00)  (0.00) (0.01)  (0.03)
      Distribution from
        capital gains ...          (1.47) (0.71)  (1.02) (0.95)  (0.12)
      Distribution in
        excess of capital
        gains ...........          (0.00) (0.00)  (0.00) (0.07)  (0.00)
                                 ------ ------  ------ ------  ------
     Total distributions           (1.47) (0.71)  (1.02) (1.03)  (0.15)
                                 ------ ------  ------ ------  ------
     Net asset value,
      end of period  ....         $23.35 $22.89  $15.21 $14.83  $14.64
                                 ====== ======  ====== ======  ======
     Total return* ......           8.35% 55.37%   9.78%  8.51%  -4.03%
     Net assets, end of
      period (000
      omitted)  .........       $980,547$820,783$496,503$446,611$428,806
     Ratio of expenses to
      average net assets            0.98%  0.93%   0.96%  0.91%   0.87%
     Ratio of net investment
      income to average
      net assets  .......          -0.33% -0.07%   0.00%  0.06%   0.24%
     Portfolio turnover
      rate  .............          33.90% 32.89%  64.39% 68.38%  45.79%
     Average commission
      rate paid  ........          $0.0538
      *Total return calculated without taking into account the sales load deducted on an initial purchase.
                         See notes to financial statements.

     FINANCIAL HIGHLIGHTS OF
     UNITED SCIENCE AND TECHNOLOGY FUND
     Class Y Shares
     For a Share of Capital Stock Outstanding Throughout The Period:

                                 For the
                               period from
                               2/27/96* to
                                12/31/96
                               ----------
     Net asset value,
      beginning of period         $24.05
                                  -----
     Income from investment
      operations:
      Net investment loss          (0.02)
      Net realized and
        unrealized gain
        on investments ..           0.82
                                  -----
     Total from investment
      operations  .......           0.80
                                  -----
     Less distributions:
      Dividends from net
        investment income          (0.00)
      Distribution from
        capital gains ...          (1.47)
                                  -----
     Total distributions           (1.47)
                                  -----
     Net asset value,
      end of period  ....         $23.38
                                  =====
     Total return .......           3.25%
     Net assets, end of
      period (000
      omitted)  .........         $3,090
     Ratio of expenses to
      average net assets            0.80%**
     Ratio of net investment
      income to average
      net assets  .......          -0.12%**
     Portfolio turnover
      rate  .............          33.90%**
     Average commission
      rate paid  ........          $0.0538

       *Commencement of operations.
      **Annualized.

                         See notes to financial statements.

     UNITED FUNDS, INC.
     NOTES TO FINANCIAL STATEMENTS
     DECEMBER 31, 1996

     NOTE 1 -- Significant Accounting Policies

          United Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation issues four series of capital shares; each series represents ownership of a separate mutual fund. The assets belonging to each Fund are held separately by the Custodian. The capital shares of each Fund represent a pro rata beneficial interest in the principal, net income and realized and unrealized capital gains or losses of its respective investments and other assets. The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using Nasdaq (National Association of Securities Dealers Automated Quotations System) which provides information on bid and asked or closing prices quoted by major dealers
          in such stocks.   Securities for which quotations are not readily
          available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Corporation's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

     B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Corporation is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

     C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Corporation combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

     D. Federal income taxes -- It is the Corporation's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Corporation intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes.
          See Note 4 -- Federal Income Tax Matters.

          E.Dividends and distributions -- Dividends and distributions to shareholders are recorded by each Fund on the record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards. At December 31, 1996, United Science and Technology Fund reclassified $3,033,367 between additional paid-in-capital and undistributed net investment income. Net investment income, net realized gains and net assets were not affected by this change.

          The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     NOTE 2 -- Investment Management And Payments To Affiliated Persons

          The Corporation pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .03% of net assets for United Bond Fund, .15% of net assets for United Income Fund and United Accumulative Fund, and .20% for United Science and Technology Fund; and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $15.1 billion of combined net assets at December 31, 1996) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Corporation accrues and pays this fee daily.

          Pursuant to assignment of the Investment Management Agreement between the Corporation and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Corporation's investment manager.

          The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Corporation and pricing daily the value of shares of the Corporation. For these services, each of the four Funds pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.


                               Accounting Services Fee
                       Average
                    Net Asset Level                Annual Fee
               (all dollars in millions)       Rate for Each Fund
               -------------------------       ------------------
               From $    0  to $   10               $      0
               From $   10  to $   25               $ 10,000
               From $   25  to $   50               $ 20,000
               From $   50  to $  100               $ 30,000
               From $  100  to $  200               $ 40,000
               From $  200  to $  350               $ 50,000
               From $  350  to $  550               $ 60,000
               From $  550  to $  750               $ 70,000
               From $  750  to $1,000               $ 85,000
                    $1,000 and Over                 $100,000

          For Class A shares, the Corporation also pays WARSCO a per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month ($1.0208 per account prior to April 1, 1996), plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Corporation pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Corporation also reimburses W&R and WARSCO for certain out-of-pocket costs.

          As principal underwriter for the Corporation's shares, W&R received direct and indirect gross sales commissions for Class A shares (which are not an expense of the Corporation) of $26,543,939, out of which W&R paid sales commissions of $15,146,943 and all expenses in connection with the sale of the Corporation's shares, except for registration fees and related expenses.

          Under a Service Plan for Class A shares adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Corporation may pay monthly a fee to W&R in an amount not to exceed .25% of the Corporation's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

          The Corporation paid Directors' fees of $275,573.

          W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

     NOTE 3 -- Investment Securities Transactions

          Investment securities transactions for the period ended December 31, 1996 are summarized as follows:

                                                                          United
                                    United       United      United  Science and
                                      Bond       IncomeAccumulative   Technology
                                      Fund         Fund        Fund         Fund
                               ----------- ------------------------ ------------
     Purchases of investment
      securities, excluding
      short-term and U.S.
      Government securities $163,449,027$1,139,035,334$2,665,933,791$378,142,051
     Purchases of U.S. Government
      securities               125,145,374          ---         ---          ---
     Purchases of short-term
      securities               57,590,4362,081,228,4542,057,921,1431,209,331,008
     Proceeds from maturities
      and sales of investment
      securities, excluding
      short-term and U.S.
      Government securities    168,342,799  969,708,8512,709,657,580 290,614,463
     Proceeds from maturities and
      sales of U.S. Government
      securities               148,368,629          ---         ---          ---
     Proceeds from maturities and sales
      of short-term securities
247,302,2442,085,954,1942,068,622,3901,209,150,083

          For Federal income tax purposes, cost of investments owned at December 31, 1996 and the related appreciation (depreciation) were as follows:

                                                                       Aggregate
                                      Cost AppreciationDepreciation Appreciation
                            -------------- -------------------------------------
-
     United Bond Fund        $515,545,029  $12,031,129$(1,906,929)   $10,124,200
     United Income Fund  $2,955,148,013$2,113,212,126$(17,207,735)$2,096,004,391
     United Accumulative
      Fund                 $1,224,938,232 $106,704,670$(34,395,634)  $72,309,036
     United Science and
      Technology Fund        $573,361,644 $451,107,803$(30,607,971) $420,499,832

     NOTE 4 -- Federal Income Tax Matters

          The Corporation's income and expenses attributed to each Fund and the gains and losses on security transactions of each Fund have been attributed to that Fund for Federal income tax purposes as well as for accounting purposes. For Federal income tax purposes, United Income Fund, United Accumulative Fund and United Science and Technology Fund realized capital gain net income of $276,362,531, $155,754,021 and $71,640,888, respectively, during the year ended December 31, 1996, a portion of which was paid to shareholders during the period ended December 31, 1996. Remaining capital gain net income will be distributed to each Fund's shareholders. For Federal income tax purposes, United Bond Fund realized capital gain net income of $1,229,324 during the year ended December 31, 1996, which was entirely offset by utilization of capital loss carryforwards. Remaining prior year capital loss carryforwards of United Bond Fund aggregated $26,199,056 as of December 31, 1996, and are available to offset future capital gain net income as follows: $26,118,153 through December 31, 2002 and $80,903 through December 31, 2003.

     NOTE 5 -- Commencement of Multiclass Operations

          On June 17, 1995, each Fund within the Corporation was authorized to offer investors a choice of two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges with respect to each Fund. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the prospectus and the Statement of Additional Information for the Corporation. United Income Fund and United Bond Fund commenced multiclass operations on June 19, 1995 and United Accumulative Fund commenced multiclass operations on July 11, 1995. United Science and Technology Fund commenced multiclass operations on February 27, 1996.

          Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

          Transactions in capital stock for the fiscal year ended December 31, 1996 are summarized below.


                                                                          United
                                  United        United        United Science and
                                    Bond        Income  Accumulative  Technology
                                    Fund          Fund          Fund        Fund
                             -----------  ------------  ------------------------
     Shares issued from sale
      of shares:
      Class A  ............    6,465,124    16,133,571     8,009,525  27,427,545
      Class Y  ............    1,782,344     1,298,483       379,703     139,882
     Shares issued from
      reinvestment of
      dividends and/or capital
      gains distribution:
      Class A  ............    4,659,208     7,718,525    17,504,459   2,334,666
      Class Y  ............       44,921       258,999        38,631       7,370
     Shares redeemed:
      Class A  ...........  (15,509,353)  (13,716,661)  (14,780,542)(23,624,041)
      Class Y  ...........     (388,283)     (677,004)     (161,934)    (15,088)
                               ---------    ----------      --------   ---------
     Increase (decrease) in
      outstanding capital
      shares:
      Class A  ............   (4,385,021)   10,135,435    10,733,442   6,138,170
      Class Y  ............    1,438,982       880,478       256,400     132,164
                               ---------    ----------    ----------   ---------
        Total for Fund ....   (2,946,039)   11,015,913    10,989,842   6,270,334
                               =========    ==========    ==========   =========
     Value issued from sale
      of shares:
      Class A  ............  $39,560,061  $509,911,318   $64,177,016$676,558,274
      Class Y  ............   10,740,902    40,986,800     3,050,529   3,450,514
     Value issued from
      reinvestment of
      dividends and/or capital
      gains distribution:
      Class A  ............   28,366,563   250,527,856   133,871,990  55,192,015
      Class Y  ............      272,967     8,403,907       295,689     174,465
     Value redeemed:
      Class A  ..........  (94,554,914) (435,082,498) (118,996,801)(585,325,217)
      Class Y  ...........   (2,378,419)  (21,330,103)   (1,329,538)   (370,784)
                             -----------  ------------   -----------------------
     Increase (decrease) in
      outstanding capital:
      Class A  ............  (26,628,290)  325,356,676    79,052,205 146,425,072
      Class Y  ............    8,635,450    28,060,604     2,016,680   3,254,195
                             -----------  ------------   -----------------------
        Total for Fund .... $(17,992,840) $353,417,280   $81,068,885$149,679,267
                             ===========  ============   =======================

          Transactions in capital stock for the fiscal year ended December 31, 1995 are summarized below.


                                                                          United
                                  United        United        United Science and
                                    Bond        Income  Accumulative  Technology
                                    Fund          Fund          Fund        Fund
                             -----------  ------------  ------------------------
     Shares issued from sale
      of shares:
      Class A  ............    7,903,177    13,156,068     3,690,645  15,272,219
      Class Y  ............      494,273     3,737,901        76,842         ---
     Shares issued from
      reinvestment of
      dividends and/or capital
      gains distribution:
      Class A  ............    4,996,291     5,453,592    17,417,933   1,060,921
      Class Y  ............       14,634       133,843         9,457         ---
     Shares redeemed:
      Class A  ...........  (16,233,171)  (16,103,667)  (12,973,028)(13,108,833)
      Class Y  ............      (30,934)     (152,930)       (2,141)        ---
                             -----------   -----------    ----------  ----------
     Increase (decrease) in
      outstanding capital
      shares:
      Class A  ............   (3,333,703)    2,505,993     8,135,550   3,224,307
      Class Y  ............      477,973     3,718,814        84,158         ---
                             -----------   -----------    ----------  ----------
        Total for Fund ....   (2,855,730)    6,224,807     8,219,708   3,224,307
                               =========    ==========     =========   =========
     Value issued from sale
      of shares:
      Class A  ............  $47,524,601  $358,973,863   $28,187,349$315,997,134
      Class Y  ............    3,026,041   104,695,114       600,969         ---
     Value issued from
      reinvestment of
      dividends and/or capital
      gains distribution:
      Class A  ............   29,904,406   155,645,364   133,229,799  23,096,462
      Class Y  ............       90,066     3,880,877        72,439         ---
     Value redeemed:
      Class A  ..........  (97,382,064) (437,078,074)  (97,231,889)(272,880,563)
      Class Y  ............     (189,278)   (4,487,520)      (17,042)        ---
                             -----------  ------------   ----------- -----------
     Increase (decrease) in
      outstanding capital:
      Class A  ............  (19,953,057)   77,541,153    64,185,259  66,213,033
      Class Y  ............    2,926,829   104,088,471       656,366         ---
                             -----------   -----------    ----------  ----------
        Total for fund .... $(17,026,228) $181,629,624   $64,841,625 $66,213,033
                             ===========  ============   =========== ===========

     INDEPENDENT AUDITORS' REPORT

     The Board of Directors and Shareholders,
     United Funds, Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Bond Fund, United Income Fund, United Accumulative Fund, and United Science and Technology Fund (collectively the "Funds") comprising United Funds, Inc., as of December 31, 1996, the related statements of operations and changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial statements and the financial highlights of the Funds for each of the years in the four-year period ended December 31, 1995 were audited by other auditors whose report, dated February 8, 1996, expressed an unqualified opinion on those statements and financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers or other alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective funds comprising United Funds, Inc. as of December 31, 1996, the results of their operations, the changes in their net assets, and their financial highlights for the year then ended in conformity with generally accepted accounting principles.



     Deloitte & Touche LLP
     Kansas City, Missouri
     February 7, 1997

     INCOME TAX INFORMATION

     The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your 1996 Federal income tax return.

                             PER-SHARE AMOUNTS REPORTABLE AS:
                       ----------------------------------------------------
                          For Individuals             For Corporations
                       ------------------- ----------------------------------
       Record         Ordinary  Long-Term               Non- Long-Term
         Date    Total  IncomeCapital GainQualifyingQualifyingCapital Gain
     -----------  ----- ---------------------------------------------------
                                  United Bond Fund
                                       Class A
       01-12-96  $0.032  $0.0320  $0.0000  $0.0000   $0.0320   $0.0000
       02-16-96   0.032   0.0320   0.0000   0.0000    0.0320    0.0000
       03-15-96   0.032   0.0320   0.0000   0.0000    0.0320    0.0000
       04-12-96   0.032   0.0320   0.0000   0.0000    0.0320    0.0000
       05-17-96   0.032   0.0320   0.0000   0.0000    0.0320    0.0000
       06-14-96   0.032   0.0320   0.0000   0.0000    0.0320    0.0000
       07-12-96   0.032   0.0320   0.0000   0.0000    0.0320    0.0000
       08-16-96   0.032   0.0320   0.0000   0.0000    0.0320    0.0000
       09-13-96   0.032   0.0320   0.0000   0.0000    0.0320    0.0000
       10-11-96   0.032   0.0320   0.0000   0.0000    0.0320    0.0000
       11-15-96   0.032   0.0320   0.0000   0.0000    0.0320    0.0000
       12-13-96   0.036   0.0360   0.0000   0.0000    0.0360    0.0000
                -------  -------  -------  -------   -------   -------
                 $0.388  $0.3880  $0.0000  $0.0000   $0.3880   $0.0000
                =======  =======  =======  =======   =======   =======
                                  United Bond Fund
                                       Class Y
       01-12-96  $0.032  $0.0320  $0.0000  $0.0000   $0.0320   $0.0000
       02-16-96   0.032   0.0320   0.0000   0.0000    0.0320    0.0000
       03-15-96   0.033   0.0330   0.0000   0.0000    0.0330    0.0000
       04-12-96   0.032   0.0320   0.0000   0.0000    0.0320    0.0000
       05-17-96   0.033   0.0330   0.0000   0.0000    0.0330    0.0000
       06-14-96   0.033   0.0330   0.0000   0.0000    0.0330    0.0000
       07-12-96   0.033   0.0330   0.0000   0.0000    0.0330    0.0000
       08-16-96   0.033   0.0330   0.0000   0.0000    0.0330    0.0000
       09-13-96   0.033   0.0330   0.0000   0.0000    0.0330    0.0000
       10-11-96   0.033   0.0330   0.0000   0.0000    0.0330    0.0000
       11-15-96   0.033   0.0330   0.0000   0.0000    0.0330    0.0000
       12-13-96   0.037   0.0370   0.0000   0.0000    0.0370    0.0000
                -------  -------  -------  -------   -------   -------
                 $0.397  $0.3970  $0.0000  $0.0000   $0.3970   $0.0000
                =======  =======  =======  =======   =======   =======


                             PER-SHARE AMOUNTS REPORTABLE AS:
                       ----------------------------------------------------
                          For Individuals             For Corporations
                       ------------------- ----------------------------------
         Record        Ordinary Long-Term               Non- Long-Term
         Date    Total  IncomeCapital GainQualifyingQualifyingCapital Gain
     -----------  ----- ---------------------------------------------------
                                 United Income Fund
                                       Class A
       03-15-96  $0.080  $0.0800  $0.0000  $0.0800   $0.0000   $0.0000
       06-14-96   0.080   0.0800   0.0000   0.0800    0.0000    0.0000
       09-13-96   0.080   0.0800   0.0000   0.0800    0.0000    0.0000
       12-13-96   1.670   0.0800   1.5900   0.0800    0.0000    1.5900
                -------  -------  -------  -------   -------   -------
                 $1.910  $0.3200  $1.5900  $0.3200   $0.0000   $1.5900
                =======  =======  =======  =======   =======   =======
                                 United Income Fund
                                       Class Y
       03-15-96  $0.085  $0.0850  $0.0000  $0.0850   $0.0000   $0.0000
       06-14-96   0.094   0.0940   0.0000   0.0940    0.0000    0.0000
       09-13-96   0.090   0.0900   0.0000   0.0900    0.0000    0.0000
       12-13-96   1.684   0.0940   1.5900   0.0940    0.0000    1.5900
                -------  -------  -------  -------   -------   -------
                 $1.953  $0.3630  $1.5900  $0.3630   $0.0000   $1.5900
                =======  =======  =======  =======   =======   =======
                              United Accumulative Fund
                                       Class A
       06-14-96  $0.040  $0.0400  $0.0000  $0.0400   $0.0000   $0.0000
       12-13-96   0.920   0.6072   0.3128   0.0700    0.5372    0.3128
                -------  -------  -------  -------   -------   -------
                 $0.960  $0.6472  $0.3128  $0.1100   $0.5372   $0.3128
                =======  =======  =======  =======   =======   =======
                              United Accumulative Fund
                                       Class Y
       06-14-96  $0.043  $0.0430  $0.0000  $0.0430   $0.0000   $0.0000
       12-13-96   0.924   0.6112   0.3128   0.0740    0.5372    0.3128
                -------  -------  -------  -------   -------   -------
                 $0.967  $0.6542  $0.3128  $0.1170   $0.5372   $0.3128
                =======  =======  =======  =======   =======   =======
                         United Science and Technology Fund
                                       Class A
       06-14-96  $0.000  $0.0000  $0.0000  $0.0000   $0.0000   $0.0000
       12-13-96   1.470   0.0000   1.4700   0.0000    0.0000    1.4700
                -------  -------  -------  -------   -------   -------
                 $1.470  $0.0000  $1.4700  $0.0000   $0.0000   $1.4700
                =======  =======  =======  =======   =======   =======
                         United Science and Technology Fund
                                       Class Y
       06-14-96  $0.000  $0.0000  $0.0000  $0.0000   $0.0000   $0.0000
       12-13-96   1.470   0.0000   1.4700   0.0000    0.0000    1.4700
                -------  -------  -------  -------   -------   -------
                 $1.470  $0.0000  $1.4700  $0.0000   $0.0000   $1.4700
                =======  =======  =======  =======   =======   =======
     CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

     Shareholders are advised to consult with their tax advisor concerning the tax treatment of dividends and distributions from the Fund.

     This report is submitted for the general information of the shareholders of United Funds, Inc. It is not authorized for distribution to prospective investors unless accompanied with or preceded by the United Funds, Inc. current prospectus.





     To all IRA Planholders:
     As required by law, income tax will automatically be withheld from any distribution or withdrawal from an IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.





     DIRECTORS
     Ronald K. Richey, Birmingham, Alabama, Chairman of the Board
     Henry L. Bellmon, Red Rock, Oklahoma
     Dodds I. Buchanan, Boulder, Colorado
     Linda Graves, Topeka, Kansas
     John F. Hayes, Hutchinson, Kansas
     Glendon E. Johnson, Miami, Florida
     William T. Morgan, Coronado, California
     William L. Rogers, Los Angeles, California
     Frank J. Ross, Jr., Kansas City, Missouri
     Eleanor B. Schwartz, Kansas City, Missouri
     Keith A. Tucker, Overland Park, Kansas
     Frederick Vogel III, Milwaukee, Wisconsin
     Paul S. Wise, Carefree, Arizona



     OFFICERS
     Keith A. Tucker, President
     James C. Cusser, Vice President
     Abel Garcia, Vice President
     Robert L. Hechler, Vice President
     Henry J. Herrmann, Vice President
     John M. Holliday, Vice President
     Theodore W. Howard, Vice President and Treasurer
     Antonio Intagliata, Vice President
     Sharon K. Pappas, Vice President and Secretary
     Carl E. Sturgeon, Vice President
     Russell E. Thompson, Vice President

     THE UNITED GROUP OF MUTUAL FUNDS
     -------------------------------------------------------------------

     United Cash Management, Inc.
     United Government Securities Fund, Inc.
     United Bond Fund
     United Municipal Bond Fund, Inc.
     United Municipal High Income Fund, Inc.
     United High Income Fund, Inc.
     United High Income Fund II, Inc.
     United Continental Income Fund, Inc.
     United Retirement Shares, Inc.
     United Asset Strategy Fund, Inc.
     United Income Fund
     United Accumulative Fund
     United Vanguard Fund, Inc.
     United New Concepts Fund, Inc.
     United Science and Technology Fund
     United International Growth Fund, Inc.
     United Gold & Government Fund, Inc.
















     ------------------------------------

     FOR MORE INFORMATION:
     Contact your representative, or your
     local office as listed on your
     Account Statement, or contact:
       WADDELL & REED
       CUSTOMER SERVICE
       6300 Lamar Avenue
       P.O. Box 29217
       Shawnee Mission, KS  66201-9217
       (800) 366-5465



     Our INTERNET address is:
       http://www.waddell.com


     NUR1000A(12-96)
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